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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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
      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                         APPLERA CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if other than the Registrant)
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Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------
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                                   [GRAPHIC]
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INTERNET VOTING

    Most stockholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, broker, or other holder of record to see which options are available to you.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

    This Notice of Annual Meeting and Proxy Statement and the 2002 Annual Report are available on our Internet site at HTTP://WWW.APPLERA.COM. If you are a stockholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or call our toll-free stockholder services number at 1-800-730-4001. If you hold your shares through a bank, broker, or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports and vote your shares over the Internet. Opting to receive your proxy materials online saves us the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

    Some banks, brokers, and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Notice of Annual Meeting and Proxy Statement and the 2002 Annual Report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of either document, please contact the Corporate Secretary at 301 Merritt 7, P.O. Box 5435, Norwalk, CT 06856-5435, telephone (203) 840-2000. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

                           DIRECTIONS TO THE MEETING

   The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7),
                                    Norwalk,
   Connecticut, approximately one-half mile north of Exit 40B (northbound or southbound)
     on the Merritt Parkway (Connecticut Route 15). Signs in the lobby will direct you to the meeting.
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[LOGO]

301 Merritt 7
P.O. Box 5435
Norwalk, CT 06856-5435

September 4, 2002

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

    The 2002 Annual Meeting of Stockholders of Applera Corporation will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), Norwalk, Connecticut, on Thursday, October 17, 2002 at 9:30 a.m. The meeting will be held for the following purposes:

       1.  To elect ten directors;

       2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending June 30, 2003;

       3. To approve amendments to the Applera Corporation 1999 Employee Stock Purchase Plan to increase the number of shares available for issuance;

       4. To approve an amendment to the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan to increase the number of shares available for issuance;

       5. To approve an amendment to the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan to increase the number of shares available for issuance; and

       6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of record of shares of Applera Corporation-Applied Biosystems Group Common Stock and Applera Corporation-Celera Genomics Group Common Stock as of the close of business on August 28, 2002 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,
                                          Thomas P. Livingston

                                          SECRETARY

                            YOUR VOTE IS IMPORTANT!

     Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote in person at the meeting even if you send in your proxy or vote over the Internet or by telephone.
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                               TABLE OF CONTENTS

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
                                                              PAGE

GENERAL INFORMATION.........................................    1

ELECTION OF DIRECTORS (PROPOSAL 1)..........................    2

THE BOARD OF DIRECTORS......................................    5

  Board Committees..........................................    5

  Report of the Audit/Finance Committee.....................    6

  Compensation of Directors.................................    7

OWNERSHIP OF COMPANY STOCK..................................    8

  Greater than 5% Beneficial Owners.........................    8

  Directors and Executive Officers..........................    9

  Section 16(a) Beneficial Ownership Reporting Compliance...   10

EXECUTIVE COMPENSATION......................................   11

  Report of the Management Resources Committee..............   11

  Performance Graph.........................................   15

  Summary Compensation Table................................   16

  Option Grant Tables.......................................   17

  Option Exercises and Year-End Value Tables................   19

  Retirement Benefits.......................................   19

  Employment Contracts, Termination of Employment,
    Change-in-Control, and Other Agreements.................   21

RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS
  (PROPOSAL 2)..............................................   22

APPROVAL OF AMENDMENTS TO THE APPLERA CORPORATION 1999
  EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL 3).................   23

  Summary of Proposed Amendments............................   24

  Summary of the Purchase Plan..............................   24

  Certain Federal Income Tax Consequences...................   26

  New Plan Benefits.........................................   26

  Vote Required for Approval................................   27

APPROVAL OF AMENDMENTS TO THE APPLERA CORPORATION/APPLIED
  BIOSYSTEMS GROUP 1999 STOCK INCENTIVE PLAN AND THE APPLERA
  CORPORATION/CELERA GENOMICS GROUP 1999 STOCK INCENTIVE
  PLAN (PROPOSALS 4 AND 5)..................................   27

  Summary of Proposed Amendments............................   27

  Summary of the Incentive Plans............................   28

  Certain Federal Income Tax Consequences...................   32

  New Plan Benefits.........................................   34

  Equity Compensation Plan Information......................   35

  Vote Required for Approval................................   37

OTHER BUSINESS..............................................   37

STOCKHOLDER PROPOSALS.......................................   37
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[LOGO]

301 Merritt 7
P.O. Box 5435
Norwalk, CT 06856-5435

September 4, 2002

                                PROXY STATEMENT

                              GENERAL INFORMATION

    This proxy statement and the accompanying proxy card are first being sent to stockholders on or about September 6, 2002 in connection with the solicitation of proxies by the Board of Directors of Applera Corporation (the "Company" or "we") for use at our 2002 Annual Meeting of Stockholders.

    THE ANNUAL MEETING. The annual meeting will be held on Thursday, October 17, 2002 at 9:30 a.m. at 301 Merritt 7, Main Avenue (old U.S. Route 7), Norwalk, Connecticut. At this meeting, stockholders will be asked to elect 10 directors, ratify the selection of independent accountants for the Company, and approve amendments to our employee stock purchase and stock incentive plans to increase the number of shares available for issuance under these plans.

    RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE. Only holders of record of the Company's Applied Biosystems Group Common Stock ("Applera-Applied Biosystems stock") and the Company's Celera Genomics Group Common Stock ("Applera-Celera Genomics stock") as of the close of business on August 28, 2002, the record date for the meeting, are entitled to vote at the meeting. (The Applera-Applied Biosystems stock and the Applera-Celera Genomics stock are sometimes referred to collectively as "Applera common stock.")

    As of the record date, there were 208,792,550 shares of Applera-Applied Biosystems stock and 71,259,060 shares of Applera-Celera Genomics stock outstanding and entitled to vote at the meeting.

    VOTING RIGHTS. At the meeting, each outstanding share of Applera-Applied Biosystems stock will be entitled to one vote, and each outstanding share of Applera-Celera Genomics stock will be entitled to 0.587 vote. The voting rights of the Applera-Celera Genomics stock have been determined based on recent market values of each class of Applera common stock in accordance with the formula set forth in our Restated Certificate of Incorporation. The holders of Applera-Applied Biosystems stock and Applera-Celera Genomics stock will vote together as a single class at the meeting.

    QUORUM. The presence at the meeting, either in person or by proxy, of a majority of the total votes entitled to be cast by the outstanding shares of Applera common stock is necessary to constitute a quorum to transact business at the meeting. If a quorum is not present, it is expected that the meeting will be adjourned or postponed in order to solicit additional proxies.

    Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Broker non-votes occur when a broker or other nominee does not vote on a particular proposal because the broker or other nominee does not have discretionary voting authority for that proposal and has not received voting instructions from the beneficial owner.

    VOTE REQUIRED. A plurality of the votes cast at the meeting is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Accordingly, abstentions will not affect the outcome of the election of directors.

                                       1
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    The favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting is required to ratify the selection of independent accountants (Proposal 2) and to approve the amendments to our employee stock purchase and stock incentive plans (Proposals 3, 4, and 5). Abstentions on any of these proposals will be counted for purposes of determining the number of shares present on the proposal but will not be counted as votes "for" the proposal. Therefore, abstentions will have the same effect as votes against these proposals. Broker non-votes will have no effect on these proposals because they are not considered votes cast or shares entitled to vote at the meeting.

    PROCEDURES FOR VOTING. Stockholders of record (that is, stockholders who hold shares of Applera common stock in their own names in our stock records maintained by our transfer agent, Equiserve Trust Company, N.A.) have the choice of voting by Internet, by telephone, or by completing and returning the accompanying proxy card. The shares represented by a properly signed proxy card or voted over the Internet or by telephone will be voted at the meeting as specified by the stockholder. If a proxy card is properly signed and returned but no specific choices are made, the shares represented by the proxy card will be voted in favor of the election of all of the nominees for director and each of the proposals set forth on the proxy card.

    "Street name" stockholders (that is, stockholders who hold shares of Applera common stock through a bank, broker, or other nominee) who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on that form.

    REVOCATION OF PROXIES. A stockholder of record may revoke a proxy (including a vote over the Internet or by telephone) at any time before it is voted at the meeting by:

    - submitting a properly completed proxy with a later date;

    - voting by telephone or over the Internet at a later time;

    - filing with the Secretary of the Company a written revocation of proxy; or

    - voting in person at the meeting.

Attendance at the meeting will not of itself constitute revocation of a proxy.

    COSTS OF PROXY SOLICITATION. We will bear the costs of soliciting proxies for the meeting. In addition to solicitation by mail, proxies may be solicited on behalf of the Company by directors, officers, or employees of the Company in person or by telephone, facsimile, or other electronic means. We have retained Morrow & Co., Inc., New York, New York, to assist in the distribution and solicitation of proxies for a fee of $9,000, plus expenses.

    We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries holding shares of Applera common stock in their names or those of their nominees for their expenses for sending proxy materials to the beneficial owners of Applera common stock and obtaining their proxies.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Board of Directors has nominated the ten persons named below for election as directors of the Company at the meeting. Each of the nominees is currently serving as a director of the Company and has agreed to serve if elected. All directors are elected for a one-year term.

    If a nominee becomes unavailable to serve as a director for any reason, the shares represented by proxies will be voted for such other person as may be designated by the Board, unless the Board decides to leave the vacancy temporarily unfilled or to reduce the number of directors.

    The principal occupation and certain other information about each of the nominees as of August 26, 2002 is provided below.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                                       2
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                                                              Mr. Ayers is the retired Chairman and Chief
                                                              Executive Officer of The Stanley Works, a tool and
                                                              hardware manufacturer. He was an advisor to the
                                                              Chairman and Chief Executive Officer of Stanley
RICHARD H. AYERS                                              from January 1997 to October 1997 after having
59 Years Old                             [PHOTO]              served as Chairman and Chief Executive Officer of
Became Director 1988                                          Stanley from May 1989 to December 1996. Mr. Ayers
                                                              is a Trustee of MassMutual Institutional Funds and
                                                              MML Series Investment Fund and a director of
                                                              Instron Corporation.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. Belingard is President of Beaufour Ipsen Group,
                                                              a diversified French health care holding company.
                                                              He previously served as Chief Executive Officer of
                                                              bioMerieux-Pierre Fabre Group, a diversified French
JEAN-LUC BELINGARD                                            health care holding company, from 1999 to 2001 and
53 Years Old                                                  as Director General of the Diagnostics Division and
Became Director 1993                     [PHOTO]              a member of the Executive Committee of F.
                                                              Hoffmann-La Roche Ltd., a healthcare company, from
                                                              1990 to 1998. Mr. Belingard is also a director of
                                                              Laboratory Corporation of America Holdings and a
                                                              Foreign Trade Advisor to the French government.
-----------------------------------------------------------------------------------------------------------------

                                                              Dr. Hayes is the Philip Caldwell Professor of
ROBERT H. HAYES                                               Business Administration, Emeritus, at the Harvard
66 Years Old                                                  Business School. He has held various positions at
Became Director 1985                     [PHOTO]              Harvard since 1966. Dr. Hayes is also a director of
                                                              Helix Technology, Inc.
-----------------------------------------------------------------------------------------------------------------

                                                              Dr. Levine is a visiting professor at the Institute
                                                              for Advanced Studies. He previously served as
                                                              President and Chief Executive Officer of
ARNOLD J. LEVINE                                              Rockefeller University from 1998 to 2002 and was
63 Years Old                             [PHOTO]              the Harry C. Weiss Professor of the Life Sciences
Became Director 1999                                          and Chairman of the Molecular Biology Department at
                                                              Princeton University from 1984 to 1998. Dr. Levine
                                                              is also a director of ImClone Systems Incorporated.
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                                                              Mr. Martin is the retired President and Chief
                                                              Executive Officer of Barnes Group Inc., a
                                                              manufacturer of precision springs and custom metal
THEODORE E. MARTIN                                            components. He joined Barnes Group in 1990 as a
63 Years Old                             [PHOTO]              group vice president and served as President and
Became Director 1999                                          Chief Executive Officer from 1995 until his
                                                              retirement in 1998. Mr. Martin is also a director
                                                              of Ingersoll-Rand Company and Unisys Corporation.
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                                       3
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                                                              Dr. Slayman is the Sterling Professor of Genetics
                                                              and Deputy Dean for Academic and Scientific Affairs
                                                              at Yale University School of Medicine. She joined
CAROLYN W. SLAYMAN                                            the Yale faculty in 1967. Dr. Slayman is a
65 Years Old                                                  consultant to the National Institutes of Health,
Became Director 1994                     [PHOTO]              most recently having served as a member of the
                                                              National Advisory General Medical Sciences Council,
                                                              and a member of the Board of Overseers of Dartmouth
                                                              Medical School.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. Smith is the retired Chairman and Chief
                                                              Executive Officer of Engelhard Corporation, a
                                                              provider of environmental technologies, specialty
ORIN R. SMITH                                                 chemical products, and engineered materials. He
67 Years Old                             [PHOTO]              served as Chairman and Chief Executive Officer of
Became Director 1995                                          Engelhard from 1995 until his retirement on January
                                                              1, 2001. He is also a director of Ingersoll-Rand
                                                              Company and Vulcan Materials Company.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. St. Laurent is a Principal of St. Laurent
                                                              Properties, a company engaged in various real
GEORGES C. ST. LAURENT, JR.                                   estate, agricultural, and forestry related
66 Years Old                             [PHOTO]              ventures. He previously served as Chief Executive
Became Director 1996                                          Officer of Western Bank from January 1988 to April
                                                              1997.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. Tobin has served as President and Chief
                                                              Executive Officer of Boston Scientific Corporation,
                                                              a medical device manufacturer, since March 1999.
                                                              Mr. Tobin previously served as President and Chief
                                                              Executive Officer of Biogen, Inc., a biotechnology
JAMES R. TOBIN                                                company, from 1997 to 1998 and President and Chief
58 Years Old                             [PHOTO]              Operating Officer from 1994 to 1997. Prior to
Became Director 1999                                          joining Biogen, he held various positions at Baxter
                                                              International Inc. including President and Chief
                                                              Operating Officer from 1992 to 1994. Mr. Tobin is
                                                              also a director of Boston Scientific and Curis,
                                                              Inc.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. White has served as Chairman, President and
                                                              Chief Executive Officer of the Company since
                                                              September 1995. Prior to that date, he was
                                                              Executive Vice President and a member of the Office
TONY L. WHITE                                                 of the Chief Executive of Baxter International
56 Years Old                             [PHOTO]              Inc., a manufacturer of health care products and
Became Director 1995                                          instruments. He also served as Group Vice President
                                                              of Baxter from 1986 to 1992. Mr. White is also a
                                                              director of AT&T Corp., C.R. Bard, Inc., and
                                                              Ingersoll-Rand Company.
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                                       4
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                             THE BOARD OF DIRECTORS

    The business of the Company is managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman, officers, and other employees, by reviewing materials relating to the Company, and by participating in meetings of the Board and its committees.

    During fiscal year 2002, the Board held seven meetings and the committees held a total of 20 meetings. Average attendance at all meetings of the Board and committees during the fiscal year was more than 94%, and each nominee for director attended at least 75% of the meetings of the Board and of the committees on which he or she served.

BOARD COMMITTEES

    The Board has established standing committees to assist it in carrying out its responsibilities. The principal responsibilities of each of these committees are described below.

    AUDIT/FINANCE COMMITTEE. The Audit/Finance Committee oversees accounting, finance, and internal control matters. The committee is responsible for the appointment, compensation, and oversight of the work of the independent accountants for the purpose of preparing or issuing an audit report or related work. In addition, the committee: reviews and approves the scope and plan of audit and non-audit services to be performed by the independent accountants; reviews with management and independent accountants the Company's annual and quarterly consolidated financial statements; reviews internal accounting and auditing procedures; reviews the Company's financial policies and strategies; and reviews policies and practices designed to assure the Company's compliance with legal and ethical standards. The Audit/Finance Committee met eight times during fiscal year 2002. A report of the committee for fiscal year 2002 is provided on page 6.

    The current members of the Audit/Finance Committee are Richard H. Ayers (Co-Chair), Theodore E. Martin (Co-Chair), Robert H. Hayes, and James R. Tobin.

    EXECUTIVE COMMITTEE. The Executive Committee has the authority during the intervals between meetings of the Board to exercise the powers of the Board (except for certain powers reserved solely for the Board) in situations, generally arising from unforeseen events, necessitating Board action before a meeting can be convened. The Executive Committee did not meet during fiscal year 2002.

    The current members of the Executive Committee are Tony L. White (Chair), Richard H. Ayers, Robert H. Hayes, and Carolyn W. Slayman.

    MANAGEMENT RESOURCES COMMITTEE. The Management Resources Committee is comprised of non-employee directors. The committee reviews and approves all forms of remuneration for the senior management of the Company and administers the Company's stock plans. It also reviews management development and succession programs. The Management Resources Committee met eight times during fiscal year 2002. The Committee's report on executive compensation starts on page 11.

    The current members of the Management Resources Committee are Orin R. Smith (Co-Chair), Georges C. St. Laurent, Jr. (Co-Chair), Jean-Luc Belingard, Arnold
J. Levine (effective August 15, 2002), and Carolyn W. Slayman.

    NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee (formerly designated as the Nominating Committee): recommends nominees to fill vacancies on the Board; reviews the functioning and effectiveness of the Board, its committees, and its individual members; and recommends the compensation of non-employee directors and membership assignments for committees of the Board. The Nominating/Corporate Governance Committee met three times during fiscal year 2002.

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    The committee will consider responsible recommendations by stockholders of candidates to be nominated as directors of the Company. All recommendations must be in writing and addressed to the Secretary of the Company and satisfy any applicable requirements under the Company's By-laws.

    The current members of the Nominating/Corporate Governance Committee are Jean-Luc Belingard (Co-Chair), Carolyn W. Slayman (Co-Chair), Arnold J. Levine (effective August 15, 2002), Orin R. Smith, and Georges C. St. Laurent, Jr.

    TECHNOLOGY ADVISORY COMMITTEE. The Technology Advisory Committee advises the Board and management concerning issues related to the development and implementation of the Company's technological assets, including strategies for developing and expanding these assets and assisting management in assessing third party technology opportunities. The Technology Advisory Committee met one time during fiscal year 2002.

    The current members of the Technology Advisory Committee are Arnold J. Levine (Co-Chair), Carolyn W. Slayman (Co-Chair), Jean-Luc Belingard, Robert H. Hayes, and Georges C. St. Laurent, Jr.

REPORT OF THE AUDIT/FINANCE COMMITTEE

    The Audit/Finance Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee operates under a written charter adopted by the Board. The Committee is comprised of four non-employee directors, all of whom are "independent" as defined by the rules of the New York Stock Exchange.

    In performing its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2002 with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent accountants. Management has the primary responsibility for the financial statements and the reporting process. PwC is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.

    The Committee also discussed with PwC their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "COMMUNICATION WITH AUDIT COMMITTEES."

    The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES," and has discussed with PwC their independence from the Company and its management. The Committee considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining the independence of PwC and concluded that the independence of PwC is not compromised by the provision of such services.

    Based on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

    The Committee has also appointed PwC to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2003, subject to stockholder ratification of that appointment.

                                          Audit/Finance Committee
                                          Richard H. Ayers, Co-Chair
                                          Theodore E. Martin, Co-Chair
                                          Robert H. Hayes
                                          James R. Tobin

                                          August 15, 2002

COMPENSATION OF DIRECTORS

    ANNUAL RETAINER. Each non-employee director receives an annual retainer of $40,000. No additional amounts are paid for participation on committees. All directors are reimbursed for expenses incurred in attending Board and committee meetings.

    Each non-employee director of the Company is required to apply at least 50% of his or her annual retainer to the purchase of Applera-Applied Biosystems stock and Applera-Celera Genomics stock. Purchases of stock are made quarterly, and the number of shares of each class of stock purchased is based on the ratio of the number of shares of each class outstanding on the purchase date. The purchase price is the fair market value of a share of the applicable class of stock on the purchase date.

    SPECIAL ASSIGNMENTS. Recognizing that there may be occasions where the Company is best served by non-employee directors spending additional time in their capacities as directors, the Board has determined that it may be appropriate to provide additional compensation for such services. Specifically, where a non-employee director is called upon to spend materially more time than would ordinarily be expected, a per diem payment, not to exceed reasonable and customary rates, will be determined and approved by the Nominating/Corporate Governance Committee. No non-employee director received any such additional compensation during fiscal 2002.

    STOCK OPTIONS. Each non-employee director receives an annual grant of stock options to purchase 8,000 shares of Applera-Applied Biosystems stock and 2,000 shares of Applera-Celera Genomics stock upon his or her election or reelection to the Board. All options granted have an exercise price equal to the fair market value of a share of the applicable class of stock on the date of grant, are generally exercisable in four equal annual installments, and have a term of ten years.

    RESTRICTED STOCK. Each non-employee director receives a restricted stock award of up to 1,200 shares of Applera-Applied Biosystems stock and up to 300 shares of Applera-Celera Genomics stock on the date of election or reelection to the Board. Directors elected other than at an annual meeting are granted a pro rata portion of such shares. Restricted stock awards vest on the date immediately preceding the annual meeting next following the date of grant and will be forfeited, subject to certain exceptions, if the director ceases to serve as a member of the Board prior to that date. Prior to vesting, the director has the right to receive cash dividends and to vote but may not transfer or otherwise dispose of the shares.

    In addition to the share limits noted above, the aggregate dollar value of the restricted stock grants to each non-employee director was limited to $148,500 for the fiscal year ended June 30, 2002, and may not exceed $163,350 for the fiscal year ending June 30, 2003, increasing by 10% each year thereafter. The aggregate dollar value is calculated by multiplying the number of shares subject to the grants by the fair market value of the applicable class of stock on the date of grant. To the extent that the aggregate dollar value of such awards exceeds this dollar limit, shares of each class of stock will be allocated based on the ratio of the number of shares of each class of stock outstanding on the date of grant. This dollar limitation did not result in any reduction in the number of shares of restricted stock awarded to non-employee directors in fiscal year 2002.

    DEFERRALS. Directors may elect to defer receipt of the cash or stock portion of their annual retainer and their restricted stock award. The stock portion is credited to the account of a director in units quarterly, each unit representing one share of the applicable class of stock. Directors do not have voting rights with respect to these units. The stock portion of a director's account is adjusted to take into account dividends paid on the stock, and the cash portion of a director's account is credited quarterly with interest at the prevailing prime rate of Citibank, N.A.

    STOCK OWNERSHIP POLICY. In order to encourage non-employee directors to retain a financial investment in the Company, the Nominating/Corporate Governance Committee has established a requirement that each non-employee director retain a personal investment in Applera common stock or stock equivalents equal to four times the annual retainer. Stock equivalents that qualify under the policy include deferred shares, restricted stock subject to time-based vesting, and vested, in-the-money stock options. Non-employee directors have a period of four years from the date of initial election to achieve this ownership level. As of June 30, 2002, all of the non-employee directors except Mr. Tobin, who joined the Board in August 1999, had satisfied their individual investment goals.

    MISCELLANEOUS. As part of the Company's overall program to promote charitable giving, the Board has established a Director's Charitable Award Program. Under the Program, following the death of a participating director, the Company will donate $1,000,000 to the educational or charitable organizations selected by the director and approved by the Company. In order to fund the donations, the Company has acquired joint life insurance contracts on the lives of participating directors. Each policy will insure two directors with the death benefit payable on the death of the second director. Individual directors will derive no financial benefit from the Program since all insurance proceeds accrue solely to the Company.

    Non-employee directors are provided business travel accident insurance when traveling on behalf of the Company. Directors are also eligible to participate in the Company's matching gifts program on the same basis as the Company's employees.

    Employee directors receive no additional compensation for service on the Board or its committees.

                           OWNERSHIP OF COMPANY STOCK

GREATER THAN 5% BENEFICIAL OWNERS

    The following are the only persons known by the Company to own beneficially more than 5% of the outstanding shares of either class of Applera common stock as of August 26, 2002.

                                              AMOUNT AND NATURE                    AMOUNT AND NATURE
                                                OF BENEFICIAL                        OF BENEFICIAL
                                                OWNERSHIP OF         PERCENT         OWNERSHIP OF         PERCENT
NAME AND ADDRESS OF                            APPLERA-APPLIED          OF          APPLERA-CELERA           OF
BENEFICIAL OWNER                              BIOSYSTEMS STOCK        CLASS         GENOMICS STOCK         CLASS
-------------------                        -----------------------   --------   -----------------------   --------
Capital Group International, Inc. .......          25,255,180(1)       12.1
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025

Capital Research and Management Company..          31,431,500(2)       15.1
  333 South Hope Street
  Los Angeles, CA 90071

FMR Corp. ...............................                                               7,194,596(3)        10.1
  82 Devonshire Street
  Boston, MA 02109

Royce & Associates, LLC. ................                                               3,853,400(4)         5.4
  1414 Avenue of the Americas
  New York, NY 10019

Wellington Management Company, LLP.......                                               9,106,717(5)        12.8
  72 State Street
  Boston, MA 02109

------------------------------

(1) Based on an amendment to a Schedule 13G dated May 9, 2002 filed with the Securities and Exchange Commission (the "SEC") by Capital Group
    International, Inc. on behalf of itself and certain affiliates, Capital Group International, Inc. has sole voting power with respect to 20,543,360 shares and sole dispositive power with respect to 25,255,180 shares. Capital Group International disclaims beneficial ownership of all such shares.

(2) Based on a Form 13F for the quarter ended June 30, 2002 filed with the SEC, Capital Research and Management Company has shared investment discretion (as defined) and no voting authority with respect to all of these shares.

(3) Based on a Form 13F for the quarter ended June 30, 2002 filed with the SEC, FMR Corp. has shared investment discretion (as defined) with respect to all of these shares, sole voting authority with respect to 142,548 shares, and no voting authority with respect to 7,052,048 shares.

(4) Based on a Form 13F for the quarter ended June 30, 2002 filed with the SEC, Royce & Associates has sole investment discretion and sole voting authority with respect to all of these shares.

(5) Based on a Form 13F for the quarter ended June 30, 2002 filed with the SEC, Wellington Management Company, LLP has sole investment discretion with respect to 8,230,756 shares, shared investment discretion (as defined) with respect to 875,961 shares, sole voting authority with respect to 6,314,241 shares, shared voting authority with respect to 839,417 shares, and no voting authority with respect to 1,953,059 shares.

DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth, as of August 26, 2002, information concerning the beneficial ownership of each class of stock by (1) all directors,
(2) each of the persons named in the Summary Compensation Table below under "EXECUTIVE COMPENSATION," and (3) all directors and executive officers of the Company as a group. None of these persons, other than Mr. White, beneficially owned more than one percent of the outstanding shares of either class of Applera common stock. Mr. White beneficially owned approximately 1.1% of the outstanding shares of Applera-Applied Biosystems stock and 1.3% of the outstanding shares of Applera-Celera Genomics stock. All directors and executive officers as a group beneficially owned approximately 2.6% of the outstanding shares of Applera-Applied Biosystems stock and approximately 4.1% of the outstanding shares of Applera-Celera Genomics stock. Except as otherwise noted, voting and investment power is exercised solely by the beneficial owner or is shared by the owner with his or her spouse.

                                                                                                         NUMBER OF
                                                                               NUMBER OF SHARES          DEFERRED
                                                                                 BENEFICIALLY       SHARES BENEFICIALLY
                                                   TITLE OF CLASS                 OWNED(1,2)             OWNED(3)        TOTAL
                                                   --------------            ---------------------  -------------------  -----
NON-EMPLOYEE DIRECTORS
Richard H. Ayers........................  Applera-Applied Biosystems stock          40,844                13,757         54,601
                                          Applera-Celera Genomics stock             51,696                 3,386         55,082
Jean-Luc Belingard......................  Applera-Applied Biosystems stock          43,417                     0         43,417
                                          Applera-Celera Genomics stock             52,289                     0         52,289
Robert H. Hayes.........................  Applera-Applied Biosystems stock          29,500                17,450         46,950
                                          Applera-Celera Genomics stock             48,731                 4,393         53,124
Arnold J. Levine........................  Applera-Applied Biosystems stock          16,700                 7,486         24,186
                                          Applera-Celera Genomics stock             55,871                 1,987         57,858
Theodore E. Martin......................  Applera-Applied Biosystems stock          15,500                 6,900         22,400
                                          Applera-Celera Genomics stock             45,231                 1,843         47,074
Carolyn W. Slayman......................  Applera-Applied Biosystems stock          36,574                 5,966         42,540
                                          Applera-Celera Genomics stock             50,547                 1,505         52,052
Orin R. Smith...........................  Applera-Applied Biosystems stock          29,800                14,015         43,815
                                          Applera-Celera Genomics stock             47,731                 3,594         51,325
Georges C. St. Laurent, Jr..............  Applera-Applied Biosystems stock          49,500                     0         49,500
                                          Applera-Celera Genomics stock             53,858                     0         53,858
James R. Tobin..........................  Applera-Applied Biosystems stock          15,500                 6,093         21,593
                                          Applera-Celera Genomics stock             34,891                 1,644         36,535

                                                                                                 NUMBER OF SHARES
                                                                   TITLE OF CLASS            BENEFICIALLY OWNED(4,5)
                                                                   --------------            ------------------------
NAMED EXECUTIVE OFFICERS
Tony L. White...........................................  Applera-Applied Biosystems stock            2,218,924
                                                          Applera-Celera Genomics stock                 939,394
Michael W. Hunkapiller..................................  Applera-Applied Biosystems stock            1,288,011(6)
                                                          Applera-Celera Genomics stock                 642,247
Kathy P. Ordonez........................................  Applera-Applied Biosystems stock               31,250
                                                          Applera-Celera Genomics stock                  52,825
William B. Sawch........................................  Applera-Applied Biosystems stock              592,931
                                                          Applera-Celera Genomics stock                 331,186
Dennis L. Winger........................................  Applera-Applied Biosystems stock              688,797
                                                          Applera-Celera Genomics stock                 354,297
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (24 PERSONS)(7).......................................  Applera-Applied Biosystems stock            5,629,759(6)
                                                          Applera-Celera Genomics stock               3,020,945

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(FOOTNOTES FOR PRECEDING PAGE)

------------------------------

(1) Includes the following number of shares which the following have the right to acquire within 60 days through the exercise of vested stock options:

                                Applera-Applied Biosystems stock     Applera-Celera Genomics stock
                               ----------------------------------   -------------------------------
Richard H. Ayers.............                27,500                             48,231
Jean-Luc Belingard...........                27,500                             48,231
Robert H. Hayes..............                23,500                             47,231
Arnold J. Levine.............                15,500                             55,571
Theodore E. Martin...........                15,500                             45,231
Carolyn W. Slayman...........                27,500                             48,231
Orin R. Smith................                25,800                             47,731
Georges C. St. Laurent,
  Jr.........................                27,500                             48,231
James R. Tobin...............                15,500                             34,891

    No voting or investment power exists with respect to these shares prior to exercise of the stock options.

(2) Includes for each of Messrs. Ayers, Belingard, and St. Laurent 1,200 restricted shares of Applera-Applied Biosystems stock and 300 restricted shares of Applera-Celera Genomics stock, as to which the holder has sole voting but no investment power prior to the lapse of restrictions.

(3) Consists of units representing full shares of stock (including restricted stock awards) deferred by non-employee directors (see "COMPENSATION OF
    DIRECTORS," above). No voting power exists with respect to any deferred share units.

(4) Includes the following number of shares which the following have the right to acquire within 60 days through the exercise of vested stock options:

                               Applera-Applied Biosystems Stock     Applera-Celera Genomics Stock
                              ----------------------------------   -------------------------------
Tony L. White...............              1,731,993                            816,662
Michael W. Hunkapiller......                877,136                            508,352
Kathy P. Ordonez............                 31,250                             12,825
William B. Sawch............                523,955                            317,830
Dennis L. Winger............                631,273                            338,925

    No voting or investment power exists with respect to these shares prior to exercise of the stock options.

(5) Includes 72,000 restricted shares of Applera-Applied Biosystems stock and 18,000 restricted shares of Applera-Celera Genomics stock held by
    Mr. White, 40,000 restricted shares of Applera-Celera Genomics stock held by Ms. Ordonez, and 12,000 restricted shares of Applera-Applied Biosystems stock and 3,000 restricted shares of Applera-Celera Genomics stock held by Mr. Winger. Prior to vesting, Messrs. White and Winger and Ms. Ordonez have the right to receive dividends, if any, on and to vote, but may not sell or otherwise dispose of, these shares.

(6)   Includes 650 shares held by Dr. Hunkapiller's son.

(7) Includes 4,492,056 shares of Applera-Applied Biosystems stock and 2,620,419 shares of Applera-Celera Genomics stock which all directors and executive officers as a group have the right to acquire within 60 days through the exercise of vested stock options. No voting or investment power exists with respect to these shares prior to exercise of the stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    We are required to identify any officer, director, or beneficial owner of more than 10% of either class of Applera common stock who failed to timely file with the SEC and the New York Stock Exchange a required report relating to beneficial ownership of stock under Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of information provided to us, all persons subject to these reporting requirements filed the required reports on a timely basis for fiscal year 2002.

                             EXECUTIVE COMPENSATION

REPORT OF THE MANAGEMENT RESOURCES COMMITTEE

    The Management Resources Committee (the "MRC") of the Board of Directors was comprised of four non-employee directors during fiscal year 2002. One of the duties of the MRC is to review and approve all forms of remuneration for the senior management of the Company.

    OVERVIEW AND PHILOSOPHY. The overall objectives of the Company's executive compensation plans are to:

    - Attract and retain the highest quality talent to lead the Company;

    - Reward key executives based on business performance;

    - Provide incentives designed to maximize stockholder value; and

    - Assure that objectives for corporate and individual performance are established and measured.

    The Company's general compensation philosophy is that total cash compensation should vary with the performance of the Company in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of the stockholders. The Company has several performance-based compensation programs in which most of the Company's employees are eligible to participate.

    Total compensation for the majority of the Company's employees, including its executive officers, consists of the following components:

    - Base salary;

    - Annual incentive compensation provided through a cash bonus based on Company and individual performance; and

    - Long-term incentive compensation provided through (1) a broad based stock option plan and (2) a performance unit bonus plan and restricted stock plan for selected executives.

    The MRC's intention is to provide a competitive total compensation package to senior management. Competitiveness is determined based upon professionally compiled studies of the Company's peer group and other comparable companies. The MRC particularly focuses on competitive compensation practices for companies engaged in biotechnology product development and manufacturing and life sciences.

    BASE SALARY. Each year, the MRC is provided a study of compensation trends and practices from an independent compensation consultant in order to determine the competitiveness of the pay structure for its senior managers. Within the broad comparative group of companies that the consultant surveys, the MRC has identified a group of companies which compete in similar markets and which approximate the size of the Company in terms of employees and revenue. These companies include five of the companies contained in the industry index selected by the Company for purposes of the Performance Graph set forth under that heading below.

    During the fiscal year ended June 30, 2002, Mr. White's base annual salary was $1,000,000. The MRC established Mr. White's salary based on the Company's overall performance during the 2001 fiscal year and competitive pay practices relative to peer companies.

    ANNUAL INCENTIVE COMPENSATION. Most employees of the Company not compensated on a commission basis participate in the Company's Incentive Compensation Program. The MRC uses specific performance objectives for each business unit as a basis on which to measure the performance of the Company's employees, including its executive officers, under this program. For the Applied Biosystems group, the MRC uses EBIT (earnings before interest and taxes) and after-tax operating cash flow targets. These financial measures are well recognized throughout the investment community, and the MRC believes that achieving financial goals based upon these measures should help maximize stockholder return. For the Celera Genomics group and Celera Diagnostics, a joint venture between the Applied Biosystems group and the Celera Genomics group, the MRC considers financial measures including revenue growth and operating income as well as specific business milestones. For corporate employees, including Mr. White and certain other executive officers, the MRC uses a combination of the performance results for the Applied Biosystems group and the Celera Genomics group.

    The MRC uses survey information from comparable companies in reviewing and approving annual incentive plan participation and targets for each executive officer. In determining annual incentive compensation awards for each executive officer, the MRC also considers other business actions taken during the fiscal year that contribute to the strategic growth and competitiveness of the Company. Additionally, Mr. White, based on his review of the performance of each executive officer (other than himself) throughout the year, may propose modifications to reflect each officer's personal performance. These modifications may result in an incentive compensation recommendation between 0 and 150% of target. The MRC is responsible for final approval of all incentive compensation awards for executive officers.

    Mr. White's incentive compensation formula is based entirely on the achievement of the Company's business and financial goals. If all corporate goals are achieved, Mr. White would receive a minimum incentive payment of 115% of base annual salary. For the fiscal year ended June 30, 2002, Mr. White earned an incentive compensation award of $1,150,000. This award reflects the Company's financial performance during fiscal year 2002 and Mr. White's continued leadership and initiative during the year, including with respect to the continued development of Celera Diagnostics and the transformation of the focus of the Celera Genomics group from information to therapeutic discovery and development.

    RESTRICTED STOCK. In fiscal year 2002, the MRC granted restricted stock awards to selected members of senior management in connection with key strategic initiatives at the Celera Genomics group and Celera Diagnostics. These awards, which are subject to time-based vesting over a period of three years, serve to recognize a significant contribution to the development of these two business units and to retain and motivate senior management during a period of transition. Mr. White did not receive an award of restricted stock during fiscal year 2002.

    PERFORMANCE UNITS. During fiscal year 2002, the MRC made a series of grants to members of senior management under the Company's Performance Unit Bonus Plan. The Plan utilizes stock options and a performance unit bonus pool to convey the value targeted by a traditional restricted stock program. Performance units granted to executive officers under the Plan in fiscal year 2002 vest upon the price of a share of Applera-Applied Biosystems stock or Applera-Celera Genomics stock, as the case may be, attaining and maintaining for specified periods certain price targets and are payable in a minimum of eight quarterly payments, subject to continued employment and program expense limitations.

    In August 2001, the MRC granted awards under the Performance Unit Bonus Plan to members of senior management of the Applied Biosystems group and certain executive officers, including Mr. White. These awards consisted of two grants of performance units and stock options. The first grant of performance units provides for vesting in two parts upon a share of Applera-Applied Biosystems stock attaining and maintaining price targets of $30.00 and $35.00 or more for a period of 90 days. The second grant of performance units provides for vesting in two parts upon a share of Applera-Applied Biosystems stock attaining and maintaining price targets of $40.00 and $45.00 or more for a period of 90 days. The performance units will be forfeited to the extent the stock price targets are not attained by August 16, 2011. Upon vesting, the holder of the performance units becomes entitled to a pre-tax cash or Applera-Applied Biosystems stock payment of $25.00 for each vested unit. This grant is subject to a maximum aggregate quarterly payout to all participants of $750,000. The first option grant vests three years from the date of grant, and the second option grant vests on the earlier of (1) five years from the date of grant or (2) two years after the stock price targets applicable to the second grant of performance units have been attained.

    In connection with the August 2001 grant, Mr. White was granted a total of 80,000 performance units and an equal number of options to purchase shares of Applied Biosystems stock at an exercise price of $25.00 per share.

    STOCK OPTIONS. The MRC believes that in order to achieve the Company's long-term growth objectives and to align employee and stockholder interests it is in the Company's best interest to grant stock options to both management and non-management employees. The number of stock options granted to each employee depends on the employee's level in the Company and the potential impact of his or her position on the overall success of the Company.

    The MRC approves the number of options granted to each participant in the stock incentive plans during each fiscal year. Employees may be granted options for Applera-Applied Biosystems stock or Applera-Celera Genomics stock or both stocks. Certain officers and employees who have responsibilities involving both the Applied Biosystems group and the Celera Genomics group will be granted awards in both stocks in a manner that reflects their job responsibilities. The MRC believes that granting participants awards tied to the performance of the group in which the participants work and, in certain cases, the other group, is in the best interest of the Company and its stockholders.

    The exercise price of each option granted is generally the fair market value of a share of the applicable class of stock on the date of grant. Stock options granted in fiscal year 2002 generally vest in equal installments over a period of four years. The MRC believes that the four year vesting period serves to promote the retention of key employees. In general, options granted under the Company's stock incentive plans are exercisable for a period of ten years from the date of grant.

    Mr. White was granted options to purchase 255,000 shares of Applera-Applied Biosystems stock at an exercise price of $20.85 per share and 85,000 shares of Applera-Celera Genomics stock at an exercise price of $18.895 per share in April 2002 in connection with the Company's customary annual grant of options to employees.

    STOCK OWNERSHIP. In order to reinforce the linkage of an executive's financial gain with stockholder results, the MRC has established a requirement that each executive officer of the Company retain an investment in Applera common stock or stock equivalents equaling between one and five times the individual's annual base salary (depending upon the individual's management level). Mr. White is required to retain a personal investment equal to five times his annual base salary. Executives are given a period of five years to achieve these levels. As of June 30, 2002, all of the Named Executive Officers, except Ms. Ordonez, had satisfied their individual investment goals.

    In addition to encouraging stock ownership by granting stock options, the Company further encourages its employees to own Applera common stock through a tax-qualified employee stock purchase plan, which is generally available to all domestic and certain foreign employees. This plan allows participants to buy both classes of Applera common stock with up to 10% of their salary (subject to certain limits).

    The MRC monitors on an annual basis the ownership of shares of Applera-Applied Biosystems stock and Applera-Celera Genomics stock by senior officers as well as their option holdings and other benefits so that their interests are not misaligned with the two classes of Applera common stock and with their duty to act in the best interests of the Company and its stockholders as a whole.

    CONCLUSION. The Company has designed its executive compensation plans, as described above, to link the compensation of senior management with the achievement of corporate and individual performance goals. These goals have been established at levels that the MRC believes necessary to achieve above average performance within the Company's industry.

    The MRC intends to continue its policy of linking executive compensation with corporate and group performance and stockholder returns to the extent possible through the measurement procedures described in this report.
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of certain compensation in excess of one million dollars paid to a company's chief executive officer and the four other most highly compensated executives. While the Company generally seeks to maximize the deductibility of compensation paid to its executive officers, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

                                          Management Resources Committee
                                          Orin R. Smith, Co-Chair
                                          Georges C. St. Laurent, Jr., Co-Chair
                                          Jean-Luc Belingard
                                          Carolyn W. Slayman

                                          August 15, 2002

PERFORMANCE GRAPH

    The following graph compares the yearly change in the Company's cumulative total stockholder return for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index (the "S&P 500") and the Dow Jones Biotechnology Group Index (the "DJ BTC"), a published industry index that includes Applera-Applied Biosystems stock and Applera-Celera Genomics stock.

    Cumulative total returns are calculated assuming that $100 was invested on the last trading day of fiscal year 1997 in each of the Applera common stock, the S&P 500, and the DJ BTC, and that all dividends were reinvested. On May 6, 1999, each share of common stock of The Perkin-Elmer Corporation, the predecessor to the Company, was converted into one share of Applera-Applied Biosystems stock and one-half share of Applera-Celera Genomics stock. As a result, the graph reflects a composite return for the two new classes of Applera common stock after that date.

                              APPLERA CORPORATION
                    Comparison of 5 Year Cumulative Returns

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      APPLERA CORPORATION  S&P 500  DJ BTC
1997                  100      100     100
1998                79.91   130.16  127.75
1999               167.97   159.78  159.12
2000               463.27   171.36  314.08
2001               191.53   145.95   258.5
2002                118.1    119.7   152.1

SUMMARY COMPENSATION TABLE

    The following table sets forth compensation provided to the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company (the "Named Executive Officers").

                                                                                LONG-TERM COMPENSATION
                                                     ANNUAL                ---------------------------------
                                                  COMPENSATION                     AWARDS           PAYOUTS
                                        ---------------------------------  ----------------------  ---------
                                                                OTHER
                                                               ANNUAL       RESTRICTED     STOCK     LTIP      ALL OTHER
                                FISCAL  SALARY     BONUS       COMPEN-         STOCK      OPTIONS   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR     ($)       ($)     SATION ($)(1)  AWARDS ($)(2)  (#)(3)      ($)        ($)(4)
---------------------------     ------  -------  ---------  -------------  -------------  -------  ---------  ------------
Tony L. White.................   2002   984,615  1,150,000      192,044              0    420,000          0      155,692
Chairman, President and          2001   889,227    646,834      170,014     24,094,125    337,500          0       28,285
Chief Executive Officer          2000   812,693  1,364,769      249,842              0    712,600          0   14,392,277

Michael W. Hunkapiller........   2002   529,307    462,977        2,125              0    175,000          0       78,805
Senior Vice President            2001   484,069    258,851        1,794              0    135,000          0       14,873
and President, Applied           2000   453,000    533,012        7,931              0    318,800    299,500    7,192,212
Biosystems Group

Kathy P. Ordonez(5)...........   2002   374,424    420,325            0        774,800    213,000          0       16,185
Senior Vice President            2001   196,548    167,712            0              0    218,500          0       11,916
and President, Celera
Genomics Group and
Celera Diagnostics

William B. Sawch..............   2002   405,231    298,337        2,125              0    153,000          0       81,725
Senior Vice President            2001   376,739    177,645        1,794              0    112,500          0       18,328
and General Counsel              2000   358,588    346,119        7,081              0    293,800          0    6,403,586

Dennis L. Winger..............   2002   463,846    341,996        2,125              0    153,000          0       95,114
Senior Vice President            2001   427,459    201,550        1,794      4,015,688    112,500          0       20,043
and Chief Financial              2000   410,083    392,832      136,079              0    293,800          0    7,082,372
Officer

------------------------------
  (1) Amount shown for fiscal year 2002 for Mr. White includes the incremental cost to the Company of providing various reportable perquisites and personal benefits, including the personal use of Company aircraft by Mr. White of $155,012, and dividend equivalents paid in cash on performance units. Amounts shown for fiscal 2002 for the other officers represent dividend equivalents paid in cash on performance units.

  (2) The dollar value of restricted stock awarded in fiscal year 2002 is based on the closing price of a share of Applera-Celera Genomics stock on April 19, 2002, the date of the grant. The grant to Ms. Ordonez consisted of 40,000 restricted shares of Applera-Celera Genomics stock. Of the shares granted, 10,000 vest on each of April 19, 2003 and April 19, 2004, and 20,000 vest on April 19, 2005, subject in each case to Ms. Ordonez being an employee of the Company as of the vesting date. As of June 30, 2002, Mr. White held 120,000 restricted shares of Applera-Applied Biosystems stock and 30,000 restricted shares of Applera-Celera Genomics stock having an aggregate value of $2,698,800, Mr. Winger held 24,000 restricted shares of Applera-Applied Biosystems stock and 6,000 restricted shares of Applera-Celera Genomics stock having an aggregate value of $539,760, and Ms. Ordonez held 40,000 restricted shares of Applera-Celera Genomics stock having an aggregate value of $480,000. As of that date, none of the other Named Executive Officers held any shares of restricted stock. Prior to vesting, Messrs. White and Winger and Ms. Ordonez have the right to receive dividends, if any, on and to vote, but may not sell or otherwise dispose of, the restricted shares.

  (3) A breakdown of the options set forth in the table, by class, is as follows:

                                                            Applera-Applied           Applera-Celera
                                                            Biosystems stock          Genomics stock
                                                            ----------------          --------------
Mr. White......................................  2002           335,000                    85,000
                                                 2001           270,000                    67,500
                                                 2000           637,600                    75,000
Dr. Hunkapiller................................  2002           141,000                    34,000
                                                 2001           108,000                    27,000
                                                 2000           288,800                    30,000
Ms. Ordonez....................................  2002            85,000                   128,000
                                                 2001           167,200                    51,300
Mr. Sawch......................................  2002           125,000                    28,000
                                                 2001            90,000                    22,500
                                                 2000           268,800                    25,000
Mr. Winger.....................................  2002           125,000                    28,000
                                                 2001            90,000                    22,500
                                                 2000           268,800                    25,000

(4) The amounts shown for fiscal year 2002 include (1) payment of a portion of the cash value of vested performance units under the Company's Performance
    Unit Bonus Plan for Mr. White, Dr. Hunkapiller, Ms. Ordonez, Mr. Sawch, and Mr. Winger of $125,000, $62,500, $0, $62,500, and $62,500, respectively;
    (2) the Company's contributions under the Company's Employee Savings Plan for Mr. White, Dr. Hunkapiller, Ms. Ordonez, Mr. Sawch, and Mr. Winger of $10,200, $8,204, $13,600, $10,200, and $10,200, respectively; and
    (3) amounts accrued under the savings plan component of the Company's Excess Benefit Plan for Mr. White, Dr. Hunkapiller, Ms. Ordonez, Mr. Sawch, and
    Mr. Winger of $20,492, $7,186, $2,585, $9,025, and $22,414, respectively.
    The amount for Dr. Hunkapiller also includes an inventor award of $915.

(5)   Ms. Ordonez became an employee of the Company on December 1, 2000.

OPTION GRANT TABLES

    The following table sets forth information regarding stock option grants of Applera-Applied Biosystems stock to the Named Executive Officers during fiscal year 2002.

                                     INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                                 NUMBER OF       PERCENT OF TOTAL                                  ASSUMED ANNUAL RATES OF
                                 SECURITIES     OPTIONS GRANTED TO                                STOCK PRICE APPRECIATION
                                 UNDERLYING        EMPLOYEES IN      EXERCISE                        FOR OPTION TERM(2)
                                  OPTIONS             FISCAL           PRICE     EXPIRATION   ---------------------------------
NAME                           GRANTED (#)(1)       YEAR 2002         ($/SH)        DATE          5%($)              10%($)
----                           --------------   ------------------   ---------   ----------   --------------      -------------
Tony L. White................         40,000(3)        0.44             25.00      8/16/11           628,895          1,593,743
                                      40,000(4)        0.44             25.00      8/16/11           628,895          1,593,743
                                     255,000           2.79             20.85       4/8/12         3,343,676          8,473,530
Michael W. Hunkapiller.......         20,000(3)        0.22             25.00      8/16/11           314,448            796,871
                                      20,000(4)        0.22             25.00      8/16/11           314,448            796,871
                                     101,000           1.10             20.85       4/8/12         1,324,358          3,356,183
Kathy P. Ordonez.............         85,000           0.93             20.85       4/8/12         1,114,559          2,824,510
William B. Sawch.............         20,000(3)        0.22             25.00      8/16/11           314,448            796,871
                                      20,000(4)        0.22             25.00      8/16/11           314,448            796,871
                                      85,000           0.93             20.85       4/8/12         1,114,559          2,824,510
Dennis L. Winger.............         20,000(3)        0.22             25.00      8/16/11           314,448            796,871
                                      20,000(4)        0.22             25.00      8/16/11           314,448            796,871
                                      85,000           0.93             20.85       4/8/12         1,114,559          2,824,510
-------------------------------------------------------------------------------------------------------------------------------
All Stockholders(5)..........                                                                   $2.7 billion       $6.8 billion
-------------------------------------------------------------------------------------------------------------------------------

------------------------------
  (1) Stock options were granted with an exercise price equal to the fair market value of a share of Applera-Applied Biosystems stock on the date of grant and, except as described below, are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

  (2) The values shown assume that the price of a share of Applera-Applied Biosystems stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the Applera-Applied Biosystems stock.

  (3) Options will vest on August 16, 2004 and were granted in conjunction with a grant of an equal number of performance units under the Company's Performance Unit Bonus Plan. The performance units provide for vesting upon Applera-Applied Biosystems stock attaining and maintaining price targets of $30.00 and $35.00 or more per share for a period of 90 days. Performance units are payable over a minimum of eight quarters, subject to continued employment and an aggregate annual program expense limitation, in cash or Applera-Applied Biosystems stock equal to $25.00 for each performance unit. Prior to payment, holders receive dividend equivalents at the same time as, and in an amount per unit equal to, dividends paid on each share of Applera-Applied Biosystems Stock, but do not have any voting rights with respect to such performance units or the right to sell or otherwise dispose of such units.

  (4) Options will vest on earlier of (a) August 16, 2006 or (b) two years after the stock price targets referred to below have been attained. The options were granted in conjunction with a grant of an equal number of performance units under the Company's Performance Unit Bonus Plan. The performance units provide for vesting upon Applera-Applied Biosystems stock attaining and maintaining specified price targets of $40.00 and $45.00 or more per share for a period of 90 days. Performance units are payable in cash or Applera-Applied Biosystems stock equal to $25.00 for each performance unit. The performance units were otherwise granted on the same terms as those described in footnote 3 above.

  (5) These amounts represent the increase in the aggregate market value of the Applera-Applied Biosystems stock outstanding as of June 28, 2002, the last trading day of the fiscal year, assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

    The following table sets forth information regarding stock option grants of Applera-Celera Genomics stock to the Named Executive Officers during fiscal year 2002.

                                     INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                                  NUMBER OF       PERCENT OF TOTAL                                ASSUMED ANNUAL RATES OF
                                  SECURITIES     OPTIONS GRANTED TO                               STOCK PRICE APPRECIATION
                                  UNDERLYING        EMPLOYEES IN      EXERCISE                       FOR OPTION TERM(2)
                                   OPTIONS             FISCAL           PRICE     EXPIRATION   ------------------------------
NAME                            GRANTED (#)(1)       YEAR 2002         ($/SH)        DATE         5%($)            10% ($)
----                            --------------   ------------------   ---------   ----------   ------------      ------------
Tony L. White.................         85,000               3.10       18.895       4/8/12        1,010,052         2,559,670
Michael W. Hunkapiller........         34,000               1.24       18.895       4/8/12          404,021         1,023,868
Kathy P. Ordonez..............         28,000               1.02       18.895       4/8/12          332,723           843,185
                                       75,000               2.74       19.475      4/19/12          918,579         2,327,860
                                       12,500(3)            0.46       19.475      4/19/12          153,097           387,977
                                       12,500(4)            0.46       19.475      4/19/12          153,097           387,977
William B. Sawch..............         28,000               1.02       18.895       4/8/12          332,723           843,185
Dennis L. Winger..............         28,000               1.02       18.895       4/8/12          332,723           843,185
-----------------------------------------------------------------------------------------------------------------------------
All Stockholders(5)...........                                                                 $518 million      $1.3 billion
-----------------------------------------------------------------------------------------------------------------------------

------------------------------
  (1) Stock options were granted with an exercise price equal to the fair market value of a share of Applera-Celera Genomics stock on the date of grant and, except as described below, are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

  (2) The values shown assume that the price of a share of Applera-Celera Genomics stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the Applera-Celera Genomics stock.

  (3) Options will vest on April 19, 2005 and were granted in conjunction with a grant of an equal number of performance units under the Company's Performance Unit Bonus Plan. The performance units provide for vesting upon Applera-Celera Genomics stock attaining and maintaining price targets of $24.475 and $29.475 or more per share for a period of 90 days. Performance units are payable over a minimum of eight quarters, subject to continued employment and an aggregate annual program expense limitation, in cash or Applera-Celera Genomics stock equal to $19.475 for each performance unit. Prior to payment, holders receive dividend equivalents at the same time as, and in an amount per unit equal to, dividends paid on each share of Applera-Celera Genomics stock, if any, but do not have any voting rights with respect to such performance units or the right to sell or otherwise dispose of such units.

  (4) Options will vest on earlier of (a) April 19, 2007 or (b) two years after the stock price targets referred to below have been attained. The options were granted in conjunction with a grant of an equal number of performance units under the Company's Performance Unit Bonus Plan. The performance units provide for vesting upon Applera-Celera Genomics stock attaining and maintaining specified price targets of $34.475 and $39.475 or more per share for a period of 90 days. Performance units are payable in cash or Applera-Celera Genomics stock equal to $19.475 for each performance unit. The performance units were otherwise granted on the same terms as those described in footnote 3 above.

  (5) These amounts represent the increase in the aggregate market value of the Applera-Celera Genomics stock outstanding as of June 28, 2002, the last trading day of the fiscal year, assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

OPTION EXERCISES AND YEAR-END VALUE TABLES

    The following table sets forth information regarding the exercise of options for Applera-Applied Biosystems stock by the Named Executive Officers during fiscal year 2002 and the value of their unexercised options for Applera-Applied Biosystems stock at June 30, 2002.

                                                                           NUMBER OF SECURITIES
                                                                                UNDERLYING               VALUE OF UNEXERCISED
                                                                            UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                             AT JUNE 30, 2002              AT JUNE 30, 2002
                                                                                    (#)                         ($)(1)
                                     SHARES ACQUIRED                    ---------------------------   ---------------------------
                                       ON EXERCISE     VALUE REALIZED
NAME                                       (#)              ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 ---------------   --------------   -----------   -------------   -----------   -------------
Tony L. White......................      189,340          3,983,415      1,731,993      1,100,100      5,447,276              0
Michael W. Hunkapiller.............        8,136            208,643        877,136        480,800      4,036,323              0
Kathy P. Ordonez...................            0                  0         31,250        220,950              0              0
William B. Sawch...................            0                  0        523,955        436,300      1,692,366              0
Dennis L. Winger...................            0                  0        631,273        436,300      1,489,284              0

------------------------------
  (1) The fair market value of a share of Applera-Applied Biosystems stock on June 28, 2002, the last trading day of the fiscal year, was $20.345.

    The following table sets forth information regarding the exercise of options for Applera-Celera Genomics stock by the Named Executive Officers during fiscal year 2002, and the value of their unexercised options for Applera-Celera Genomics stock at June 30, 2002.

                                                                           NUMBER OF SECURITIES
                                                                                UNDERLYING               VALUE OF UNEXERCISED
                                                                            UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                                                                             AT JUNE 30, 2002                JUNE 30, 2002
                                                                                    (#)                         ($)(1)
                                     SHARES ACQUIRED                    ---------------------------   ---------------------------
                                       ON EXERCISE     VALUE REALIZED
NAME                                       (#)              ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 ---------------   --------------   -----------   -------------   -----------   -------------
Tony L. White......................      70,496          1,581,046        687,426        321,111       2,270,089       441,775
Michael W. Hunkapiller.............       2,034             44,721        430,810        154,292       1,731,252       260,327
Kathy P. Ordonez...................           0                  0         12,825        166,475               0             0
William B. Sawch...................           0                  0        266,136        115,319         963,938       175,129
Dennis L. Winger...................           0                  0        287,231        115,319       1,002,818       175,129

------------------------------
(1) The fair market value of a share of Applera-Celera Genomics stock on June 28, 2002, the last trading day of the fiscal year, was $11.795.

RETIREMENT BENEFITS

    The Company maintains a qualified defined benefit Employee Pension Plan covering all of its domestic employees hired by the Company prior to July 1, 1999, including the Named Executive Officers other than Ms. Ordonez, and a non-qualified Excess Benefit Plan, which provides benefits that would otherwise be denied participants by reason of certain limitations of the Internal Revenue Code on qualified plan benefits. The Employee Pension Plan and the Excess Benefit Plan provide annual benefits at normal retirement age (65) based on a participant's final average base salary (measured over 36 months from October 1, 1995) and service from October 1, 1995 and a participant's final average incentive compensation awards (measured over 36 months from July 1, 1995) and service from July 1, 1995. The Company also has a frozen non-qualified Supplemental Retirement Plan, which provides benefits based on service and awards to July 1, 1995.

    Benefits for service prior to October 1, 1995 under the Employee Pension Plan and the pension plan component of the Excess Benefit Plan were based on a career average benefit formula providing 1.4% of base earnings during the period of participation, plus 0.5% of base earnings above a specified wage base called "covered compensation" (defined by the Internal Revenue Service as a function of year of birth). After August 1, 1989, plan accruals for service over 35 years were calculated at a rate of 1.7% of base earnings. A variable annuity option was available to each participant for benefit accruals prior to October 1, 1995. The benefit under the Supplemental Retirement Plan for service prior to July 1, 1995 was based on a career average formula providing 1.5% of the sum of all payments made to a participant during his or her participation in the Company's incentive compensation program.

    The Employee Pension Plan and the pension plan component of the Excess Benefit Plan were amended in June 1999 to exclude employees hired on or after July 1, 1999 and to cease benefit accruals after June 30, 2004.

    The following table shows the estimated total annual benefit from all the plans payable to a covered participant at normal retirement age, for service between October 1, 1995 and June 30, 2004.

                               PENSION PLAN TABLE

                          YEARS OF SERVICE BETWEEN OCTOBER 1, 1995 AND JUNE 30, 2004
   AVERAGE ANNUAL       --------------------------------------------------------------
    REMUNERATION            5            6            7            8           8.75
---------------------   ----------   ----------   ----------   ----------   ----------
     $  400,000          $ 33,660     $ 40,392     $ 47,124     $ 53,856     $ 58,905
        600,000            50,780       60,936       71,092       81,248       88,865
        800,000            67,380       80,856       94,332      107,808      117,915
      1,000,000            83,500      100,200      116,900      133,600      146,125
      1,200,000           100,500      120,600      140,700      160,800      175,875
      1,400,000           117,500      141,000      164,500      188,000      205,625
      1,600,000           134,500      161,400      188,300      215,200      235,375
      1,800,000           151,500      181,800      212,100      242,400      265,125
      2,000,000           168,500      202,200      235,900      269,600      294,875
      2,200,000           185,500      222,600      259,700      296,800      324,625
      2,400,000           202,500      243,000      283,500      324,000      354,375
      2,600,000           219,500      263,400      307,300      351,200      384,125
      2,800,000           236,500      283,800      331,100      378,400      413,875
      3,000,000           253,500      304,200      354,900      405,600      443,625

    The benefit amounts shown in the Pension Plan Table are computed on a straight life annuity basis, payable at age 65, and assume covered compensation for social security purposes of $60,000 in all cases. As of June 30, 2002, Mr. White, Dr. Hunkapiller, and Mr. Sawch each had 6.75 years of credited service from October 1, 1995 for pension purposes, and Mr. Winger had
4.75 years of credited service for pension purposes. Ms. Ordonez is not a participant in the Employee Pension Plan. The base salary and incentive compensation for each such person are as set forth in the salary and bonus columns of the Summary Compensation Table above under "EXECUTIVE COMPENSATION."

    Estimated annual benefits accrued prior to October 1, 1995 and payable upon retirement at age 65 under the Employee Pension Plan, the Supplemental Retirement Plan, and the pension plan component of the Excess Benefit Plan to Mr. White, Dr. Hunkapiller, and Mr. Sawch are $267, $22,037, and $22,655, respectively, assuming continued service for benefit eligibility and based on the current variable unit value, as applicable. Mr. Winger and Ms. Ordonez do not have benefit accruals prior to October 1, 1995.

    Under the terms of his employment agreement, Mr. White is entitled to receive a supplemental retirement benefit equal to the annual benefit he would have received if he were credited with 26 years of service (in addition to his benefit for actual service) under the Employee Pension Plan and non-qualified plans (the Excess Benefit Plan and the Supplemental Retirement Plan), reduced by the annual benefit he will receive from the Employee Pension Plan and non-qualified plans based on his actual service and further reduced by $111,528.

    The Employee Pension Plan preserves and protects the benefits of any active participant in the plan whose employment by the Company is terminated within three years following a change in control of the Company. In the event of such a termination, the rights, expectancies, and the benefits of such participants (as in effect on the date of the change in control) may not be diminished through amendment or termination of the Employee Pension Plan after the change in control. In addition, in the event the Employee Pension Plan is terminated within three years following a change in control, any funds remaining after the satisfaction of all liabilities under the plan will be allocated among participants in accordance with applicable United States Department of Labor regulations.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE-IN-CONTROL, AND OTHER
  AGREEMENTS

    We entered into a three-year employment agreement with Mr. White dated September 12, 1995, as amended, pursuant to which he serves as Chairman, President and Chief Executive Officer of the Company. The agreement is automatically extended for consecutive one-year periods unless either party gives at least 180 days notice of its intent not to renew. No such notice has been given by either party. Under the terms of the agreement, Mr. White receives a base annual salary (currently set at $1,000,000) subject to annual review and a target incentive payment (currently set at 130% of his base annual salary). In the event of termination by the Company of Mr. White's employment without cause or if he terminates employment for good reason (as defined), Mr. White will receive three times his base salary and target bonus, the fair market value of 36,000 shares of Applera-Applied Biosystems stock and 18,000 shares of Applera-Celera Genomics stock, a pro rated incentive payment, and other specified benefits.

    We entered into an agreement with Mr. Winger dated June 3, 1997, as amended, pursuant to which he serves as Senior Vice President and Chief Financial Officer of the Company. Under the terms of the agreement, Mr. Winger receives a base annual salary (currently set at $505,000) subject to annual review and a target incentive payment (currently set at 75% of his base annual salary). He is also eligible to receive an annual restricted stock award which vests based on performance criteria related to the Company's cash flow. The agreement also provides that if Mr. Winger is terminated other than for cause he will receive two times his base salary and continuation of health benefits.

    We have agreements with each of the Named Executive Officers and certain other key employees which provide that if, following a change in control, any of such persons leaves employment for good reason (as defined) or his or her employment is terminated without cause, he or she will generally be entitled to receive between one and three times (three times in the case of each of the Named Executive Officers) his or her base salary and incentive compensation, full vesting of all restricted stock and stock options, and other specified benefits.

    We have entered into deferred compensation contracts with Dr. Hunkapiller and Mr. Sawch which, subject to certain conditions, provide for annual payments of $25,000 to be made for a maximum of ten years, commencing on retirement from the Company (or in the event of termination of employment for good reason (as defined) or without cause following a change in control of the Company). The annual payment may be reduced or forfeited if the recipient elects one of several optional forms of payment based on actuarial determinations, terminates employment prior to normal retirement age, or competes with the Company.

    From time to time we have provided loans to our employees, including our executive officers, in connection with their hiring or the relocation of their principal residence at our request. Vikram Jog, Corporate Controller, received three such loans upon joining the Company and relocating to Connecticut. The first of these loans, in the principal amount of $100,000, was repaid in July 2002.

Interest on this loan was payable annually, in arrears, at the federal short term rate, if any, required by Section 7872 of the Internal Revenue Code, and the principal was due on September 30, 2004. The other two loans, each in the principal amount of $50,000, are interest-free and are forgivable in five equal annual installments provided Mr. Jog continues to be an employee of the Company on the installment date. If Mr. Jog voluntarily terminates his employment with the Company or is terminated for cause, the remaining balances of the two $50,000 loans accelerate. The largest aggregate amount outstanding on these loans, including the repaid loan, during fiscal year 2002 was $180,000. The aggregate amount outstanding on the two $50,000 loans at August 26, 2002 was $60,000.

    In addition, Ugo D. DeBlasi, Assistant Controller and Vice President--Finance of the Celera Genomics group, received two interest-free loans in connection with his relocation from Connecticut to Maryland. The first of these loans, in the principal amount of $100,000, is forgivable in five equal annual installments provided Mr. DeBlasi continues to be an employee of the Company on the installment date, and the other, in the principal amount of $50,000, is payable on July 1, 2004. The loans are subject to acceleration if Mr. DeBlasi ceases to be an employee of the Company. The largest aggregate amount outstanding on these loans during fiscal year 2002 was $130,000, and the aggregate amount outstanding on these loans at August 26, 2002 was $90,000.

    We entered into consulting arrangements with Dr. Timothy J. Hunkapiller pursuant to which he provides services to the Applied Biosystems group in the fields of bioinformatics and high speed text analysis. Dr. Timothy J. Hunkapiller is the brother of Dr. Michael W. Hunkapiller, Senior Vice President and President, Applied Biosystems group. During fiscal year 2002, we paid $110,726 (including $27,926 in expenses) to Dr. Timothy J. Hunkapiller and an additional $62,500 to Discovery Biosciences Corporation for these services. Discovery Biosciences is a private corporation of which Dr. Timothy J. Hunkapiller is president and chief scientific officer and Dr. David T. Kingsbury was, until January 2002, chairman and chief executive officer. Dr. Kingsbury is the husband of Deborah A. Smeltzer, a Vice President of the Company. We have been advised that Dr. Kingsbury did not receive any cash compensation from Discovery Biosciences during fiscal year 2002. In July 2002, we entered into a new agreement with Dr. Timothy J. Hunkapiller pursuant to which he will assist the Applied Biosystems group in the development of technology for the study of biological macromolecules. Under the terms of this agreement, Dr. Timothy J. Hunkapiller will be paid a fee of $1,400 per day (plus reasonable travel expenses) for a minimum of 48 days during fiscal year 2003.

    In fiscal year 1999, we entered into several agreements with The Institute for Genomic Research ("TIGR"), a Maryland non-stock corporation, in connection with the establishment of operations at the Celera Genomics group. These agreements included a non-exclusive license agreement for access to TIGR's Human Gene Index database and the use of certain software developed by TIGR. We also granted TIGR an option to purchase 2,584,700 shares of Applera-Celera Genomics stock (unexercised as to 1,432,200 shares as of August 26, 2002) at an exercise price of $6.42 per share in exchange for TIGR's agreement not to compete with the Celera Genomics group in specified areas for a one year period. The option expires on June 30, 2009. During fiscal year 2002, the Applied Biosystems group recognized revenues of $4.7 million from the sale of instruments and consumables to TIGR. Dr. J. Craig Venter, who resigned as Senior Vice President and President of the Celera Genomics group in January 2002, was also Chairman of the Board of Trustees of TIGR, and his wife, Claire M. Fraser, was President of TIGR.

      PROPOSAL 2--RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    The Audit/Finance Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the books, records, and accounts of the Company and its subsidiaries for the fiscal year ending June 30, 2003. We are asking you to ratify this selection at the meeting.

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    PwC has audited the Company's books annually since 1944, has offices in or convenient to the localities in the United States and foreign countries where the Company or its subsidiaries operate, and is considered to be well qualified. If the selection of PwC is not ratified, the selection of independent accountants will be reconsidered by the Audit/Finance Committee.

    The fees billed by PwC for services performed during fiscal year 2002 are set forth below.

    AUDIT FEES. PwC has audited the consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2002 and reviewed the Company's quarterly reports on Form 10-Q for that fiscal year. The aggregate fees billed by PwC for such professional services were $1,470,000. In addition, PwC billed the Company $45,000 during fiscal 2002 for audit services performed in the prior fiscal year.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not provide the Company with any professional services in connection with Financial Information Systems Design and Implementation during fiscal 2002.

    ALL OTHER FEES. The aggregate fees billed by PwC for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during fiscal year 2002 were $1,829,500. These services included tax compliance and advisory services and assistance with acquisition activities and other matters. In addition, PwC billed the Company $28,000 during fiscal year 2002 for such services performed in the prior fiscal year.

    A representative of PwC will attend the meeting, have the opportunity to make a statement, and be available to respond to appropriate questions.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

  PROPOSAL 3--APPROVAL OF AMENDMENTS TO THE APPLERA CORPORATION 1999 EMPLOYEE
                              STOCK PURCHASE PLAN

    Proposal 3 pertains to amendments to the Applera Corporation 1999 Employee Stock Purchase Plan (the "Purchase Plan"). The sole purpose of these amendments is to increase the number of shares of Applera common stock authorized for issuance under the Purchase Plan. We are asking you to approve these amendments at the meeting.

    For more than 40 years the Company has maintained a series of employee stock purchase plans to provide employees with an incentive to acquire an equity interest in the Company and to work effectively for its growth and prosperity. A substantial number of the Company's employees have become, and continue to be, stockholders of the Company as a result of these plans. The Board believes that these plans have generally been beneficial to employees as well as the Company and its stockholders because they have enhanced the interest of the employees in the continued success of the Company and further aligned the interests of employees and stockholders. In addition, the Board is of the opinion that employee stock purchase plans provide an effective aid in recruiting highly qualified and talented employees.

    The Purchase Plan was approved by the stockholders at the 1999 Annual Meeting and provides for offerings during each of the five calendar years commencing January 1, 2000. As of June 30, 2002, there remained available for issuance under the Purchase Plan approximately 1,290,000 shares of Applera-Applied Biosystems stock out of a total of 2,000,000 authorized and approximately 460,000 shares of Applera-Celera Genomics stock out of a total of 1,200,000 authorized. As a result of the level of past employee participation in the Purchase Plan, the Board believes that more shares of Applera-

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Applied Biosystems stock and Applera-Celera Genomics stock will be necessary to continue to offer such shares through the term of the Purchase Plan. If the amendments are not approved by the stockholders, they will not be effective.

SUMMARY OF PROPOSED AMENDMENTS

    The proposed amendments would increase the number of shares of Applera-Applied Biosystems stock authorized for issuance under the Purchase Plan by 1,000,000 and increase the number of shares of Applera-Celera Genomics stock authorized for issuance under the Purchase Plan by 1,500,000. We are not seeking an extension of the term of the Purchase Plan.

SUMMARY OF THE PURCHASE PLAN

    This summary highlights all material information from the Purchase Plan as proposed to be amended. If you would like to obtain a complete copy of the Purchase Plan, please contact the Corporate Secretary at 301 Merritt 7,
P.O. Box 5435, Norwalk, CT 06856-5435, telephone (203) 840-2000.

    SHARES SUBJECT TO THE PLAN; TERM. Subject to adjustment as provided below, if the amendments to the Purchase Plan are approved, an additional 1,000,000 shares of Applera-Applied Biosystems stock and an additional 1,500,000 shares of Applera-Celera Genomics stock will be available for issuance under the Purchase Plan. Shares delivered under the Purchase Plan may be newly issued shares or treasury shares. See "EQUITY COMPENSATION PLAN INFORMATION" under Proposals 4 and 5 below for more information about Applera common stock authorized for issuance under our equity compensation plans.

    No offering may be made under the Purchase Plan after December 31, 2004. As of August 26, 2002, the fair market value of a share of Applera-Applied Biosystems stock was $20.625 and the fair market value of a share of Applera-Celera Genomics stock was $10.45.

    ADMINISTRATION. The Purchase Plan is administered by the Management Resources Committee of the Board (the "Committee"). The Committee has the discretion to interpret the Purchase Plan and make rules and regulations relating thereto. None of the members of the Committee are eligible to participate in the Purchase Plan.

    PARTICIPATION. All employees of the Company and designated subsidiaries on the date of each offering are eligible to participate in the Purchase Plan. Directors who are not employees of the Company and any person who, after the grant of an option to purchase, would hold 5% or more of the total combined voting power or value of the Company are not eligible to participate. As of July 31, 2002, approximately 4,000 United States and 1,700 non-United States employees of the Company were eligible to participate in the Purchase Plan. Up to an additional approximately 150 non-United States employees would be eligible to participate in the Purchase Plan if the Committee were to designate all majority-owned subsidiaries of the Company as participating subsidiaries.

    PURCHASES UNDER THE PURCHASE PLAN. The Company makes quarterly offerings to eligible employees in the United States to purchase shares of Applera-Applied Biosystems stock and Applera-Celera Genomics stock. The offerings relate to four three-month purchase periods commencing on the first trading day of January, April, July, and October of each year during the term of the Purchase Plan. Each eligible employee is offered the right to purchase shares of Applera-Applied Biosystems stock and/or Applera-Celera Genomics stock at a purchase price for each class of stock equal to the lower of 85% of the fair market value of the class of stock on the first day of the purchase period or 85% of the fair market value of the class of stock on the last day of the purchase period.

    Purchases under the Purchase Plan are made automatically at the end of each purchase period using payroll deductions during the purchase period authorized by the participating employees. Participating employees can set aside up to 10% of their compensation in each purchase period for the purchase of Applera-Applied Biosystems stock and/or Applera-Celera Genomics stock. No eligible employee can elect a payroll deduction at a rate that would cause him or her to purchase more than $25,000 of Applera common stock in any calendar year.

    Offerings to non-United States employees are made no more frequently than annually and the terms of such offerings may otherwise vary depending on local custom and law.

    A participating employee has none of the rights or privileges of a stockholder of the Company (including the right to receive dividends) until the shares purchased under the Purchase Plan have been fully paid for and issued.

    WITHDRAWAL.  A participating employee may during any purchase period
(1) direct the Company to make no further deductions from his or her compensation or (2) cancel his or her option to purchase shares of stock at the end of that purchase period. If the employee has directed that payroll deductions be discontinued, any sums deducted will be retained by the Company until the end of the purchase period, at which time the employee will receive that number of whole and fractional shares which can be purchased with the amount so retained. If the employee has directed that the option be canceled, the Company will, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to the employee's account.

    TERMINATION OF EMPLOYMENT. If the employment of a participating employee is terminated prior to the end of a purchase period because of total and permanent disability, retirement, or death, the employee or his or her legal representative may either (1) cancel the option to purchase and, as soon as practicable thereafter, receive a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering, or
(2) elect to receive at the end of the purchase period that number of whole and fractional shares of stock which such payroll deductions will purchase.

    If the employment of a participating employee is terminated during a purchase period for any other reason, he or she will receive, as soon as practicable thereafter, a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering.

    TRANSFERABILITY. A participating employee's rights under the Purchase Plan are exercisable, during his or her lifetime, only by the employee and may not be transferred in any manner. After the death of a participating employee, his or her rights may be transferred pursuant to the laws of descent and distribution.

    AWARDS IN FOREIGN COUNTRIES. The Committee has the authority and discretion to adopt procedures and modify the Purchase Plan as it deems necessary or desirable to comply with the provisions of the laws of foreign countries in the which the Company operates in order to assure the viability of the benefits of the Purchase Plan to the individuals employed in such countries and to meet the objectives of the Purchase Plan.

    TERMINATION AND AMENDMENT. The Committee may terminate the Purchase Plan at any time or make any amendment or modification it deems advisable.

    ADJUSTMENTS. The Purchase Plan provides that the Committee may adjust, as it deems appropriate, the number and class of shares available under the Purchase Plan to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of participation in the Purchase Plan. THIS SUMMARY IS NOT A COMPLETE ANALYSIS OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO PARTICIPANTS AND THE COMPANY AND DOES NOT DESCRIBE TAX CONSEQUENCES BASED ON PARTICULAR CIRCUMSTANCES. STATE, LOCAL, AND FOREIGN TAX LAWS ARE NOT DISCUSSED.

    It is intended that the option to purchase shares of stock granted under the Purchase Plan will constitute an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. If shares are purchased under the Purchase Plan, no income will be realized by the employee at the time of the transfer of the shares to such employee if (1) the Purchase Plan constitutes an "employee stock purchase plan," (2) no disposition of these shares is made within two years after the date of grant of the option or within one year after the purchase of the shares, and (3) the employee is an employee at all times from the date of grant of the option to the date three months before exercise of the option. If an employee dies while owning the shares, no income will be realized at the time of the transfer. Further, when an employee or his or her estate sells or otherwise disposes of the shares, there will be included in his, her, or its income, as compensation, an amount equal to the lesser of:

    - the amount by which the fair market value of the shares on the first day of the offering period exceeds the purchase price for the shares, or

    - the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share.

Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

    If an employee disposes of the shares within either the two-year or one-year period referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

    No deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the Purchase Plan, provided there is no disposition of shares by a participating employee within either the two-year or the one-year period referred to above. If there is a disposition of shares within either of these periods, the Company will be entitled to a deduction in the same amount and at the same time that the employee realizes ordinary income.

NEW PLAN BENEFITS

    Participation in the Purchase Plan is voluntary and each eligible employee will make his or her own election whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Purchase Plan.

VOTE REQUIRED FOR APPROVAL

    Approval of this proposal requires the favorable vote of a majority of votes present in person or by proxy and entitled to vote at the meeting.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                PROPOSALS 4 AND 5--APPROVAL OF AMENDMENTS TO THE
 APPLERA CORPORATION/APPLIED BIOSYSTEMS GROUP 1999 STOCK INCENTIVE PLAN AND THE
      APPLERA CORPORATION/CELERA GENOMICS GROUP 1999 STOCK INCENTIVE PLAN

    Proposal 4 pertains to an amendment to the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan (the "Applera-Applied Biosystems Plan") and Proposal 5 pertains to an amendment to the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan (the "Applera-Celera Genomics Plan"). These plans and amendments are identical except as noted below. (The Applera-Applied Biosystems Plan and the Applera-Celera Genomics Plan are sometimes referred to collectively as the "Incentive Plans.") We are asking you to approve these amendments at the meeting.

    The sole purpose of the amendments is to increase the number of shares authorized for issuance under each of the Incentive Plans. The Board of Directors believes that stock-based incentives are in the best interest of the Company and its stockholders as they tie employee interests directly to stockholder interests. The Board also believes that stock-based incentives are an important component of the compensation programs of life science and other technology companies with which the Company must compete for employees. As a result, the Board has found that stock-based incentives are necessary to attract and retain employees throughout the Company, and stock-based incentives continue to be a significant component of the Company's overall compensation program. During fiscal 2002, approximately 4,600 employees, or more than 75% of the Company's worldwide workforce, received stock options under the Incentive Plans.

    As of June 30, 2002, approximately 9,100,000 shares of Applera-Applied Biosystems stock remained available for the grant of new awards under the Applera-Applied Biosystems Plan out of a total of 37,600,000 authorized to be issued under that plan, and approximately 4,000,000 shares of Applera-Celera Genomics stock remained available for the grant of new awards under the Applera-Celera Genomics Plan out of a total of 17,200,000 shares authorized to be issued under that plan.

    The Board has not repriced any outstanding stock options, and as of August 26, 2002, 81% of the outstanding stock options for shares of Applera-Applied Biosystems stock and 61% of the outstanding stock options for shares of Applera-Celera Genomics stock were out-of-the-money. Accordingly, the Board believes that the new shares being requested will be particularly important in order to provide the incentives necessary to retain and motivate existing employees.

    If the amendments are not approved by the stockholders, awards would continue to be made under the Incentive Plans until March 31, 2004. However, the Board believes that it will not have sufficient shares to provide appropriate employee incentives and to satisfy ongoing needs and anticipated growth.

SUMMARY OF PROPOSED AMENDMENTS

    The proposed amendments would increase the number of shares authorized for issuance under the Applera-Applied Biosystems Plan by 4,000,000 and increase the number of shares authorized for issuance under the Applera-Celera Genomics Plan by 1,500,000. We are not seeking an extension of the term of either Incentive Plan.

SUMMARY OF THE INCENTIVE PLANS

    This summary highlights all material information from the Incentive Plans as proposed to be amended. If you would like to obtain a complete copy of the Incentive Plans, please contact the Corporate Secretary at 301 Merritt 7,
P.O. Box 5435, Norwalk, CT 06856-5435, telephone (203) 840-2000.

    SHARES SUBJECT TO THE PLANS. Subject to adjustment as discussed below, if the amendments are approved, an additional 4,000,000 shares of Applera-Applied Biosystems stock will be available for issuance under the Applera-Applied Biosystems Plan and an additional 1,500,000 shares of Applera-Celera Genomics stock will be available for issuance under the Applera-Celera Genomics Plan. As of August 26, 2002, the fair market value of a share of Applera-Applied Biosystems stock was $20.625 and the fair market value of a share of Applera-Celera Genomics stock was $10.45.

    TYPES OF INCENTIVES.  Incentives granted under the Incentive Plans may be:

    - stock options, consisting of incentive stock options within the meaning of
      Section 422 of the Internal Revenue Code and non-qualified stock options (collectively, "Options");

    - shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock, which may be subject to restrictions ("Employee Stock Awards");

    - shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock subject to performance goals ("Performance Shares"); or

    - director stock awards, which are shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock subject to restrictions ("Director Stock Awards").

    ELIGIBILITY.  Under the terms of the Incentive Plans:

    - all regular salaried employees, including executive officers, may receive Options, Employee Stock Awards, and Performance Shares;

    - all consultants performing significant services may receive non-qualified stock options; and

    - all non-employee directors may receive non-qualified stock options and Director Stock Awards.

    As of July 30, 2002, approximately 5,900 employees, consultants, and directors were eligible to participate in the Incentive Plans.

    ADMINISTRATION. The Incentive Plans are administered by the Management Resources Committee (the "Committee") of the Board. The Committee determines, subject to the terms of the Incentive Plans, the employees, non-employee directors, and consultants to whom, and the time or times at which, it will grant awards, as well as the terms and provisions of each award.

    STOCK OPTIONS. The purchase price, vesting period, and all other terms and conditions of each Option are determined by the Committee, except that the purchase price of a share of Applera-Applied Biosystems stock or Applera-Celera Genomics stock covered by an Option may not be less than 100% of the fair market value of the underlying stock on the date of the grant, and the term of each Option may not be more than ten years from the date of grant.

    If the employment of an employee, the service of a non-employee director, or the service of a consultant to whom an Option has been granted is terminated, other than by reason of retirement, disability, or death, the employee, non-employee director, or consultant may exercise the Option, to the extent that he or she is entitled to do so at the date of termination, for 30 days after the termination, but not after the Option expires. In addition, Options held by an employee, non-employee director, or consultant whose employment or service with the Company is terminated for cause will be forfeited.

"Cause" is defined as (1) any act which is in bad faith and to the detriment of the Company or (2) a material breach of any agreement with or material obligation to the Company.

    If an employee to whom an Option has been granted retires from the Company under any pension plan provided by the Company or if an employee or a consultant to whom an Option has been granted becomes totally and permanently disabled, the Option may be fully exercised without regard to the period of continuous employment or service at any time: (1) in the case of an incentive stock option, within three months after retirement or disability, but not after the Option expires; or (2) in the case of a non-qualified stock option, within one year after retirement or disability, but not after the Option expires. If a non-employee director (1) retires from the Board on reaching normal retirement age, (2) resigns or declines to stand for reelection with the approval of the Board, or (3) becomes totally and permanently disabled, the Option may be fully exercised, without regard to the period of continuous service, at any time within three years after retirement, resignation, declining, or disability, but not after the Option expires.

    If an employee, non-employee director, or consultant to whom an Option has been granted dies while employed by or engaged to provide services or while serving as a member of the Board, the Option may be exercised to the extent that he or she was entitled to do so at the date of death by his or her executor or administrator or other person at the time entitled by law to the employee's, non-employee director's, or consultant's rights under the Option. The person exercising the Option must generally do so within one year after the death.

    Options will be exercisable only by the optionee or his or her guardian or legal representative, and may not be transferred, except under a domestic relations order. However, the Committee may, in its sole discretion, permit an optionee to transfer a non-qualified stock option to certain family related entities. After the death of an optionee, the Option may be transferred pursuant to the laws of descent and distribution.

    A condition to the exercise of an Option following termination of employment or service is that the optionee has not (1) rendered services or engaged directly or indirectly in any business which, in the opinion of the Committee, competes with or is in conflict with the interests of the Company, or
(2) violated any written agreement with the Company. An optionee's violation of either of these conditions will result in the forfeiture of all Options held.

    Except as discussed below, no one individual may be granted an Option or Options under either Incentive Plan during any fiscal year for an aggregate number of shares of stock which exceeds 10% of the total number of shares reserved for issuance under the respective Incentive Plan.

    EMPLOYEE STOCK AWARDS. Employee Stock Awards may be subject to restrictions, as determined by the Committee. Until those conditions are met, the recipient may not sell, transfer, or otherwise dispose of the shares. Recipients of Employee Stock Awards are otherwise entitled to the rights of a stockholder with respect to the shares of stock subject to Employee Stock Awards as the Committee may determine, including the right to vote and receive dividends and other distributions made with respect to the stock.

    If a recipient of an Employee Stock Award terminates employment before any applicable restrictions lapse, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than for cause, the Committee may, in its sole discretion, remove restrictions on all or a portion of the stock subject to the Employee Stock Award.

    Subject to adjustment as discussed below, no employee may receive an Employee Stock Award under the Applera-Applied Biosystems Plan representing more than 160,000 shares of Applera-Applied Biosystems stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Employee Stock Awards under the Applera-Applied Biosystems Plan is 320,000. Subject to adjustment as discussed below, no employee may receive an Employee Stock Award under the

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Applera-Celera Genomics Plan representing more than 80,000 shares of
Applera-Celera Genomics stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Employee Stock Awards under the Applera-Celera Genomics Plan is 160,000.

    PERFORMANCE SHARES. Performance Shares will be subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder. These performance goals could relate to stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee, and the period in which these goals are to be met will not be less than one year. Certificates representing Performance Shares will be registered in the name of the award recipient but remain in the physical custody of the Company until the Committee has determined that the performance goals have been attained and other stock restrictions, if any, have been satisfied. Until Performance Shares are delivered to an award recipient, the recipient may not sell, transfer, or otherwise dispose of those shares. Recipients of Performance Shares are entitled to such other rights of a stockholder with respect to Performance Shares as the Committee determines, including the right to vote and receive dividends and other distributions.

    If a recipient of Performance Shares terminates employment by reason of death, total and permanent disability, retirement, resignation, or discharge from employment other than for cause before all applicable performance goals have been attained, the Committee may, in its sole discretion, remove restrictions on all or a portion of the Performance Shares or determine that the performance objectives with respect to all or a portion of the Performance Shares have been attained. However, the Committee may not exercise its discretion to the extent that it would cause the award of Performance Shares not to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

    Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Applied Biosystems Plan representing more than 400,000 shares of Applera-Applied Biosystems stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Performance Shares under the Applera-Applied Biosystems Plan is 1,600,000. Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Celera Genomics Plan representing more than 200,000 shares of Applera-Celera Genomics stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Performance Shares under the Applera-Celera Genomics Plan is 800,000.

    DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board, each non-employee director will automatically be granted a Director Stock Award of up to 1,200 shares of Applera-Applied Biosystems stock under the Applera-Applied Biosystems Plan and up to 300 shares of Applera-Celera Genomics stock under the Applera-Celera Genomics Plan, in each case subject to adjustment as provided below. Non-employee directors elected other than at an annual meeting are granted a pro rata portion of such shares. Each Director Stock Award vests on the date immediately preceding the first annual meeting of stockholders next following the date of grant, provided that the holder continues to serve as a member of the Board as of that date.

    The aggregate dollar value of all Director Stock Awards to a director under both Incentive Plans could not exceed $148,500 for the fiscal year ending
June 30, 2002, and may not exceed $163,350 for the fiscal year ending June 30, 2003, increasing by 10% each year thereafter. The aggregate dollar value is calculated by multiplying the total number of shares subject to Director Stock Awards under both Incentive Plans by the fair market value of the applicable class of stock on the date of grant. To the extent that the aggregate dollar value of such awards would otherwise exceed this dollar limit, the Committee will allocate shares of each class of stock based on the ratio of the number of shares of each class of stock outstanding on the date of grant.

    Except as set forth below, the holder of a Director Stock Award will be entitled to all rights of a stockholder with respect to the shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock issued under the Director Stock Award, including the right to receive dividends and to

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vote the shares. However, stock dividends paid on the shares will be restricted to the same extent as the shares underlying the Director Stock Award. Prior to vesting, the shares of stock issued under a Director Stock Award may not be sold, transferred, or otherwise disposed of.

    If a non-employee director to whom a Director Stock Award has been granted ceases to serve as a director as a result of death, retiring from the Board upon reaching normal retirement age, becoming totally and permanently disabled, or resigning with the approval of the Board, all shares subject to the Director Stock Award will be fully vested as of the date of termination of service.

    Non-employee directors are permitted to defer receipt of their Director Stock Awards. Deferred awards are credited to a bookkeeping account and those awards are deemed invested in stock units, each unit representing one share of Applera-Applied Biosystems stock or Applera-Celera Genomics stock. As dividends are paid, a corresponding number of additional units are credited to the director's deferral account. A non-employee director who defers receipt of a Director Stock Award will not have voting rights with respect to the Director Stock Award until such time as he or she receives an actual distribution of the stock.

    CHANGE OF CONTROL. All outstanding Options granted under the Incentive Plans will become fully and immediately exercisable, all restrictions on Employee Stock Awards and awards of Performance Shares will immediately terminate, all performance objectives applicable to awards of Performance Shares will be deemed attained, and all Director Stock Awards will become fully vested if:

    - a tender offer or exchange offer, other than an offer by the Company, is made for common stock representing more than 25% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors;

    - any person acquires common stock representing more than 25% of such combined voting power;

    - a majority of the incumbent directors ceases to remain on the Board; or

    - the stockholders approve the sale of all or substantially all of the stock or assets of the Company.

    TERMINATION AND AMENDMENT; NO REPRICING. No award may be made under the Incentive Plans after March 31, 2004. The Board may at any time prior to that date terminate either of the Incentive Plans or make any amendment or modification it deems advisable. However, any such amendments will require stockholder approval if they would:

    - increase the aggregate number of shares which may be issued;

    - materially modify the eligibility requirements for participation; or

    - materially increase the benefits accruing to participants under either Incentive Plan.

    The Committee may amend the terms of any outstanding Option or other award under either Incentive Plan at any time in its discretion in any manner it deems appropriate, including accelerating the date of exercise of any award, terminating restrictions, or converting an incentive stock option into a non-qualified stock option. However, no amendment may adversely affect in any material manner any right of any recipient without his or her consent. In addition, the Committee may not (1) amend any previously issued award of Performance Shares to the extent that the amendment would cause the award not to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, or (2) amend any previously issued Option to reduce the purchase price, whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option with a reduced purchase price.

    AWARDS IN FOREIGN COUNTRIES. The Committee has the authority and discretion to adopt procedures and modify the Incentive Plans as it deems necessary or desirable to comply with the provisions of the laws of foreign countries in the which the Company operates in order to assure the viability of the benefits of the Options and other awards made to individuals employed in such countries and to meet the objectives of the Incentive Plans.

    ADJUSTMENTS BY THE COMMITTEE. The Incentive Plans provide that the Committee may adjust, as it deems appropriate, the maximum number of shares that may be subject to Options or other awards, and the terms of any outstanding Options or other awards under the Incentive Plans, to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of Options and other awards granted under the Incentive Plans. THIS SUMMARY IS NOT A COMPLETE ANALYSIS OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO PARTICIPANTS AND THE COMPANY AND DOES NOT DESCRIBE TAX CONSEQUENCES BASED ON PARTICULAR CIRCUMSTANCES. STATE, LOCAL, AND FOREIGN TAX LAWS ARE NOT DISCUSSED.

    INCENTIVE STOCK OPTIONS. If the Company issues shares to an employee upon the exercise of an incentive stock option granted under the Incentive Plans during the employee's employment or within three months after the employee's termination of employment, then:

    - the employee will not recognize income at the time of the grant of the incentive stock option or upon exercise of the incentive stock option;

    - the Company will not be allowed a federal income tax deduction in connection with the grant or exercise of the incentive stock option; and

    - upon a sale or exchange of the shares after the later of (1) one year from the date of transfer of the shares to the employee or (2) two years from the date of grant of the incentive stock option, any amount received by the employee in excess of the incentive stock option price will be taxed to the employee as a capital gain, and any loss sustained by the employee will be a capital loss. The capital gain, if any, from sales or exchanges of shares is subject to tax at various rates depending upon the length of time the shares were held, the date of disposition, and the income tax bracket of the employee.

    If the shares are disposed of before the holding period requirements are satisfied, then:

    - the employee will recognize ordinary income in the year of disposition in an amount (1) equal to the excess, on the date of exercise of the incentive stock option, of the fair market value of the shares received over the option price paid, but (2) limited to the excess of the amount received on the sale over the option price if the amount received is less than the fair market value on the date of exercise;

    - the Company will be entitled to a deduction for the year equal to the ordinary income recognized by the employee; and

    - the employee will have capital gain or loss equal to the difference between (1) the amount received by the employee upon the sale or exchange of the shares and (2) the option price paid by the employee increased by any ordinary income recognized.

    NON-QUALIFIED STOCK OPTIONS. An employee, consultant, or director to whom a non-qualified stock option is granted will not recognize income at the time the option is granted. When the employee, consultant, or director exercises the option, he or she will recognize ordinary income equal to the excess, if any, of the market value, as of the date of exercise, of the shares received over the option price paid. Subject to the Internal Revenue Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction equal to the ordinary income recognized by the employee, consultant, or director. Any compensation included in an employee's gross income will be subject to federal and applicable state employment taxes. Upon the sale of shares acquired through the exercise of a non-qualified stock option, the employee, consultant, or director will have capital gain or loss equal to the difference between (1) the amount received by the employee, consultant, or director upon the sale or exchange of the shares and (2) the option price paid by the employee, consultant, or director increased by any ordinary income recognized.

    EMPLOYEE STOCK AWARDS. No taxable income will be recognized by an employee upon the grant of an Employee Stock Award that is subject to a substantial risk of forfeiture unless the employee makes the election under Section 83(b) of the Internal Revenue Code referred to in the next paragraph. If the employee does not make an election, he or she will recognize ordinary income at the time his or her interest in the shares is either transferable or no longer subject to a substantial risk of forfeiture (the "Section 83 Restrictions"). The amount of this ordinary income will be equal to the excess, if any, of the fair market value of the shares received at the time of the lapse of the Section 83 Restrictions over the amount, if any, the employee paid for the shares. The employee's tax basis in the shares received at the lapse of the Section 83 Restrictions will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized. Dividends paid on shares while they are subject to the Section 83 Restrictions will be taxable as ordinary compensation income and not as dividends.

    An employee receiving shares under an Employee Stock Award may elect under
Section 83(b) of the Internal Revenue Code to be taxed at the time the employee receives the shares on an amount equal to the fair market value of the shares received, determined without regard to the Section 83 Restrictions, at the time of transfer less the purchase price, if any, paid for the shares. The employee's tax basis in the shares will be the fair market value of the shares at the time the shares are received. If a Section 83(b) election is made, dividends paid on these shares will not be taxable as compensation income but will be taxable as dividends, and no additional compensation income will be recognized when the
Section 83 Restrictions lapse or are released. Any compensation included in an employee's gross income will be subject to federal and applicable state employment taxes.

    PERFORMANCE SHARES. No taxable income will be recognized by an employee upon the grant of Performance Shares that is subject to a substantial risk of forfeiture unless the employee makes the election under Section 83(b) referred to above. If the employee does not make an election, he or she will recognize ordinary income at the time the Performance Shares vest or are no longer subject to a substantial risk of forfeiture. The income will be equal to the excess, if any, of the fair market value of the shares at the time they become vested or non-forfeitable over the amount, if any, the employee paid for the shares. If the employee is entitled to receive dividends on the shares prior to the time they vest or become non-forfeitable, the dividends will be taxable as ordinary compensation income and not as dividends. The employee's tax basis in the shares will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized with respect to the shares.

    An employee receiving Performance Shares may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time the employee receives the shares on an amount equal to the fair market value of the shares received, determined without regard to the Section 83 Restrictions, at the time of transfer less the purchase price, if any, paid for the shares. The employee's tax basis in the shares will be the fair market value of the shares at the time the shares are received. If a Section 83(b) election is made, dividends paid on the shares will not be taxable as compensation income but will be taxable as dividends and no additional compensation income will be recognized when the shares vest or become non-forfeitable. Any compensation included in an employee's gross income will be subject to federal and applicable state employment taxes.

    DIRECTOR STOCK AWARDS. No taxable income will be recognized by a non-employee director upon the grant of a Director Stock Award unless he or she makes the election under Section 83(b) referred to above. If no election is made, the director will recognize ordinary income at the time his or her interest in the shares vests or is no longer subject to a substantial risk of forfeiture. The amount of ordinary income will be equal to the excess, if any, of the fair market value of the shares received at such time over the amount, if any, the director paid for the shares. Dividends paid on shares while they are subject to a substantial risk of forfeiture will be taxable as ordinary income and not as dividends. The director's tax basis in the shares received will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized.

    If a Section 83(b) election is made, the director will be taxed at the time the director receives the shares on an amount equal to the fair market value of the shares received, determined without regard to the Section 83 Restrictions, at the time of transfer less the purchase price, if any, paid for the shares. The director's tax basis in the shares will be the fair market value of the shares at the time the shares are received. If a Section 83(b) election is made, dividends paid on the shares will not be taxable as ordinary income but will be taxable as dividends and no additional ordinary income will be recognized when the shares vest.

    DEFERRALS. In general, a non-employee director who elects to defer a Director Stock Award will not be subject to current federal income tax on the award, or related earnings, until it is distributed. Deferred compensation distributed under the Incentive Plans will be taxed as ordinary income and not as capital gains.

    LIMITS ON DEDUCTIONS. Under Section 162(m) of the Internal Revenue Code, compensation paid to the Company's chief executive officer and the four other most highly paid executive officers in a particular year is limited to $1 million per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1 million limitation. The Company's ability to deduct compensation paid to any other executive officer or employee is not affected by this provision. As noted above under "EXECUTIVE COMPENSATION--REPORT OF THE MANAGEMENT RESOURCES COMMITTEE," the Committee generally seeks to maximize the deductibility of compensation paid to its executive officers. However, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

NEW PLAN BENEFITS

    Because employee awards under the Incentive Plans are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Incentive Plans. Awards of Options to non-employee directors are also discretionary. However, it is expected that each non-employee director will receive on the date of the meeting as part of his or her regular compensation a grant of Options to purchase shares of Applera-Applied Biosystems stock and shares of Applera-Celera Genomics stock. During fiscal year 2002, each non-employee director received a grant of Options to purchase 8,000 shares of Applera-Applied Biosystems stock and 2,000 shares of Applera-Celera Genomics stock. In addition, each non-employee director will receive on the date of the meeting Director Stock Awards of up to 1,200 shares of Applera-Applied Biosystems stock and up to 300 shares of Applera-Celera Genomics stock. See "THE BOARD OF DIRECTORS--COMPENSATION OF DIRECTORS," above.

EQUITY COMPENSATION PLAN INFORMATION

    The following table sets forth information about shares of Applera common stock that may be issued under the Company's equity compensation plans, including compensation plans that were approved by the Company's stockholders as well as compensation plans that were not approved by the Company's stockholders. Information in the table is as of June 30, 2002.

                                                                                                 NUMBER OF SHARES REMAINING
                                    NUMBER OF SHARES TO BE       WEIGHTED-AVERAGE EXERCISE      AVAILABLE FOR FUTURE ISSUANCE
                                    ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING           UNDER EQUITY COMPENSATION
                                     OUTSTANDING OPTIONS,         OPTIONS, WARRANTS, AND         PLANS (EXCLUDING SECURITIES
                                     WARRANTS, AND RIGHTS                 RIGHTS                  REFLECTED IN COLUMN (A))
PLAN CATEGORY                                 (A)                           (B)                              (C)
-------------                       -----------------------      -------------------------      -----------------------------
APPLERA-APPLIED BIOSYSTEMS STOCK

Equity compensation plans approved
by stockholders...................         33,741,457(1)                   $37.60                        10,357,019(2)

Equity compensation plans not
approved by stockholders..........                  0(3)

Total.............................         33,741,457                      $37.40                        10,357,019

APPLERA-CELERA GENOMICS STOCK

Equity compensation plans approved
by stockholders...................         10,433,176(4)                   $25.41                         4,432,626(5)

Equity compensation plans not
approved by stockholders..........            444,518(6,7)                 $30.15                           214,594(7)

Total.............................         10,877,694                      $25.61                         4,647,220

------------------------------

(1) Represents shares of Applera-Applied Biosystems stock issuable upon the exercise of options outstanding under the following equity compensation plans: The Perkin-Elmer Corporation 1988 Stock Incentive Plan for Key Employees; The Perkin-Elmer Corporation 1993 Stock Incentive Plan for Key Employees; The Perkin-Elmer Corporation 1996 Stock Incentive Plan; The Perkin-Elmer Corporation 1997 Stock Incentive Plan; and The Perkin-Elmer Corporation 1998 Stock Incentive Plan (collectively, the "Frozen Applera Equity Plans"); and the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan.

(2) Represents shares of Applera-Applied Biosystems stock issuable pursuant to options and other rights authorized for future issuance under the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan and the Applera Corporation 1999 Employee Stock Purchase Plan.

(3) As of June 30, 2002, options to purchase 299,007 shares of Applera-Applied Biosystems stock were outstanding under the following equity compensation plans, which options were assumed in connection with merger and acquisition transactions: the Applied Biosystems, Inc. 1992 Stock Option Plan; the Molecular Informatics, Inc. 1997 Equity Ownership Plan; the PerSeptive Biosystems 1992 Stock Plan; and the PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan. The weighted-average exercise price of these options as of June 30, 2002 was $13.98. No new options or other rights to equity compensation will be issued under these equity compensation plans, and the options outstanding under these equity compensation plans are not reflected in the table above.

(4) Represents shares of Applera-Celera Genomics stock issuable upon the exercise of options outstanding under the Frozen Applera Equity Plans and the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan.

(5) Represents shares of Applera-Celera Genomics stock issuable pursuant to options and other rights authorized for future issuance under the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan and the Applera Corporation 1999 Employee Stock Purchase Plan.

(6) As of June 30, 2002, options to purchase 862,667 shares of Applera-Celera Genomics stock were outstanding under the following equity compensation plans, which options were assumed in connection with merger and acquisition transactions: the Applied Biosystems, Inc. 1992 Stock Option Plan; the Molecular Informatics, Inc. 1997 Equity Ownership Plan; the Axys Pharmaceuticals, Inc. 1989 Stock Option Plan; the Axys
      Pharmaceuticals, Inc. 1997 Equity Incentive Plan; the Axys Pharmaceuticals, Inc. 1997 Non-Officer Equity Incentive Plan; the PerSeptive Biosystems 1992 Stock Plan; the PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan; and the Paracel, Inc. Stock Option Plan. The weighted average exercise price of these options as of June 30, 2002 was $25.22. No new options or other rights to equity compensation will be issued under these equity compensation plans, and the options outstanding under these equity compensation plans are not reflected in the table above, except for the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan.

(7) Represents shares of Applera-Celera Genomics stock issuable pursuant to options outstanding under the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan, and shares of Applera-Celera Genomics stock issuable pursuant to options and other rights authorized for future issuance under that plan.

    The following is a description of the material features of the Company's equity compensation plans that were not approved by the Company's stockholders:

    APPLIED BIOSYSTEMS, INC. 1992 STOCK OPTION PLAN. This plan was assumed by the Company in connection with the acquisition of Applied Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of June 30, 2002, there were options to purchase 5,052 shares of Applera-Applied Biosystems stock and 1,302 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in October 2002.

    MOLECULAR INFORMATICS, INC. 1997 EQUITY OWNERSHIP PLAN. This plan was assumed by the Company in connection with the acquisition of Molecular Informatics, Inc. No new options or other rights to equity compensation will be issued under this plan. As of June 30, 2002, there were options to purchase 17,556 shares of Applera-Applied Biosystems stock and 3,342 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in July 2007.

    PERSEPTIVE BIOSYSTEMS 1992 STOCK PLAN. This plan was assumed by the Company in connection with the acquisition of PerSeptive Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of June 30, 2002, there were options to purchase 260,483 shares of Applera-Applied Biosystems stock and 67,880 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in July 2007.

    PERSEPTIVE BIOSYSTEMS 1997 NON-QUALIFIED STOCK OPTION PLAN. This plan was assumed by the Company in connection with the acquisition of PerSeptive Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of June 30, 2002, there were options to purchase 15,916 shares of Applera-Applied Biosystems stock and 578 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in August 2007.

    PARACEL, INC. STOCK OPTION PLAN. This plan was assumed by the Company in connection with the acquisition of Paracel, Inc. No new options or other rights to equity compensation will be issued under this plan. As of June 30, 2002, there were options to purchase 178,992 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in February 2007.

    AXYS PHARMACEUTICALS, INC. 1989 STOCK OPTION PLAN. This plan was assumed by the Company in connection with the acquisition of Axys Pharmaceuticals, Inc. No new options or other rights to equity compensation will be issued under this plan. As of June 30, 2002, there were options to purchase 50,976 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in May 2009.

    AXYS PHARMACEUTICALS, INC. 1997 EQUITY INCENTIVE PLAN. This plan was assumed by the Company in connection with the acquisition of Axys Pharmaceuticals, Inc. As of June 30, 2002, there were options to purchase 444,518 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in November 2011. 214,594 shares of Applera-Celera Genomics stock are authorized for future issuance as equity compensation under this plan pursuant to stock options, stock awards, and stock purchase awards. Employees and directors of and consultants to Axys Pharmaceuticals, a wholly owned subsidiary of the Company, and its affiliates are generally eligible for the grant of equity compensation under this plan. The exercise price, vesting period, and all other terms and conditions of each option granted under this plan will be determined by the Company's Management Resources Committee, except that the exercise price may not be less than the fair market value on the date of grant, and the term of each option may not be more than 10 years. Stock awards and stock purchase awards under this plan may be subject to such restrictions as may be determined by the Committee and may be subject to repurchase rights in favor of the Company. Stock purchase awards under this plan may not have a purchase price less than the fair market value on the date of the award. This plan expires in November 2007, after which no equity compensation may be issued under this plan.

    AXYS PHARMACEUTICALS, INC. 1997 NON-OFFICER EQUITY INCENTIVE PLAN. This plan was assumed by the company in connection with the acquisition of Axys Pharmaceuticals, Inc. No new options or other rights to equity compensation will be issued under this plan. As of June 30, 2002, there were options to purchase 115,079 shares of Applera-Celera Genomics stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in October 2011.

VOTE REQUIRED FOR APPROVAL

    Approval of each proposal requires the favorable vote of a majority of votes present in person or by proxy and entitled to vote at the meeting.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

                                 OTHER BUSINESS

    As of the date of this proxy statement, we do not know of any matter to be brought before the meeting other than those described in this proxy statement. If any other matters properly come before the meeting, the persons named as proxies on the accompanying proxy card will vote on these matters in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

    Any stockholder who wishes to submit a proposal to be included in the proxy statement for the Company's 2003 annual meeting must deliver the proposal to the Company no later than May 7, 2003. All proposals should be sent in writing to the Secretary of the Company, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435, and must include specified information about the proposal and stockholder required by the SEC.

    The Company's By-laws also provide that any stockholder who intends to present a nomination for a directorship or a proposal for action at any annual meeting of stockholders must give advance notice of such proposal together with certain specified information. These requirements are separate and apart from and in addition to the SEC requirements noted above that a stockholder must meet in order to have a proposal included in the Company's proxy materials. In general, the advance notice must be given to the Secretary of the Company not less than 45 days or more than 75 days prior to the first anniversary of the date on which proxy materials for the preceding year's annual meeting were first mailed to stockholders. In the case of the 2003 annual meeting, this advance notice must be received no earlier than June 23, 2003 or later than July 23, 2003. The Company will have discretionary authority to vote on any stockholder proposals presented at the 2003 annual meeting which do not comply with these notice requirements. Additional information regarding the submission of stockholder proposals may be obtained by writing to the Secretary of the Company at the address provided above.

                                          By Order of the Board of Directors,
                                          Thomas P. Livingston
                                          SECRETARY

                                          Norwalk, Connecticut
                                          September 4, 2002

                                   [GRAPHIC]

                                                    APPENDIX A TO SCHEDULE 14A
                                             FILED UNDER SCHEDULE 14A, ITEM 10


                               APPLERA CORPORATION

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                           (AS PROPOSED TO BE AMENDED)


1.  PURPOSE OF THE PLAN.

         The purpose of the Applera Corporation 1999 Employee Stock Purchase Plan (the "Plan") is to provide an incentive for Eligible Employees to continue to devote their best efforts to the success of the Corporation, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Corporation through ownership of its Common Stock acquired in a convenient fashion.

2.  DEFINITIONS.

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         2.2 "APPLIED BIOSYSTEMS STOCK" means the Applera Corporation - Applied Biosystems Group Common Stock, par value $.01 per share.

         2.3  "BOARD OF DIRECTORS" means the Board of Directors of the
Corporation.

         2.4 "CELERA STOCK" means the Applera Corporation - Celera Genomics Group Common Stock, par value $.01 per share.

         2.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.6 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby.

         2.7 "COMMON STOCK" means Celera Stock and Applied Biosystems Stock and either of them as the context requires.

         2.8 "COMPENSATION" means the regular basic wage or salary, including commissions, paid to an Eligible Employee by the Corporation and any amount which is contributed by the Corporation pursuant to a salary reduction agreement and which is not includable in the gross income of the Eligible Employee under Sections 125 and 402(g) of the Code or because it is made to a deferred compensation plan sponsored by the Corporation. Bonus, payment for overtime, or other special payments shall not be considered as part of Compensation.

         2.9 "CORPORATION" means Applera Corporation and such of its Subsidiaries existing as of the effective date of the Plan or thereafter acquired as may be designated from time to time by the Committee.

         2.10 "DATE OF OFFERING" means the first date in the applicable Purchase Period on which sales of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

         2.11 "ELIGIBLE EMPLOYEE" means any person who is an employee of the Corporation on a Date of Offering during the term of the Plan. Directors of the Corporation who are not employees and any employee who, immediately after the grant of an option hereunder, would own (within the meaning of Section 424(d) of the Code) Common Stock (including stock which such employee may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Corporation or of a Subsidiary, shall be ineligible to participate in the Plan.

         2.12 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Celera Stock or Applied Biosystems Stock, as the case may be, as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

         2.13 "OFFERING PRICE" means the lower of (a) 85% of the Fair Market Value of a share of Celera Stock or Applied Biosystems Stock, as the case may be, on the applicable Date of Offering, and (b) 85% of the Fair Market Value of a share of such class of Common Stock on the last day of the applicable Purchase Period on which sales of such class of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

         2.14 "PARTICIPATING EMPLOYEE" means an Eligible Employee who has accepted all or any part of an option to purchase shares of Celera Stock, Applied Biosystems Stock, or any combination thereof under an offering pursuant to Section 7 hereof.

         2.15 "PURCHASE PERIOD" means each period of three calendar months commencing on January 1, April 1, July 1, and October 1.

         2.16 "SUBSIDIARY" means any corporation in respect of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock issued by such corporation.

3.  SHARES RESERVED FOR THE PLAN.

         The aggregate number of shares of Applied Biosystems Stock available for issuance under the Plan is Three Million (3,000,000), subject to adjustment in accordance with Section 16 hereof. The aggregate number of shares of Celera Stock available for issuance under the Plan is Two Million Seven Hundred Thousand (2,700,000), subject to adjustment in accordance with Section 16 hereof. Shares of Common Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, deliver treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

         If any option granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised, shares of Common Stock not issued under such option shall be available again for issuance under the Plan.

4.  ADMINISTRATION OF THE PLAN.

         The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan. The Committee shall also have plenary authority in its discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.  OFFERINGS.

         Subject to the terms and conditions of the Plan, the Corporation may make offerings to Eligible Employees to purchase shares of Common Stock under the Plan during each of the five calendar years commencing January 1, 2000.

6.  AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE.

         6.1 AMOUNT OF PURCHASE. Subject to the terms of the Plan, and as to each offering made hereunder, each Eligible Employee shall be offered an option to purchase that number of whole and fractional shares of Celera Stock and/or Applied Biosystems Stock equal to (a) the total amount accumulated in such Eligible Employee's account established pursuant to Section 8 hereof with respect to such offering as of the last day of the applicable Purchase Period divided by (b) the Offering Price of the Celera Stock or Applied Biosystems Stock, as the case may be.

         6.2 LIMITATIONS ON PURCHASES. No Eligible Employee shall be granted an option to purchase shares of Common Stock under all employee stock purchase plans (to which Section 423 of the Code is applicable) of the Corporation and its subsidiaries at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined as of the date of grant of such option) for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

7.  METHOD OF PARTICIPATION.

         7.1 NOTICE OF OFFERING. The Committee shall give notice to each Eligible Employee of each offering under the Plan and the terms and conditions of such offering.

         7.2 ELECTION BY ELIGIBLE EMPLOYEES. Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so in the form and manner prescribed by the Committee. Each such Eligible Employee shall also authorize the Corporation to make payroll deductions in accordance with Section 8 hereof to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Such election and authorization shall continue in effect for each subsequent offering unless at least ten (10) days prior to the first day of the next succeeding Purchase Period the Eligible Employee withdraws from the Plan or terminates employment with the Corporation, as hereinafter provided, or elects a different rate of payroll deductions in the form and manner prescribed by the Committee.

8.  PAYROLL DEDUCTIONS.

         8.1 PAYROLL DEDUCTIONS. Each Participating Employee shall authorize the Corporation, in the form and manner prescribed by the Committee, to make payroll deductions equal to any whole percentage of such Eligible Employee's Compensation up to a maximum of 10% to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Payroll deductions shall be deducted from such Participating Employee's compensation through regular payroll deductions, and shall commence as soon as practicable following the applicable Date of Offering and shall continue for the duration of the Purchase Period. A separate bookkeeping account shall be maintained by the Corporation for each Participating Employee, and the amount of each Participating Employee's payroll deductions shall be credited to such account.

         8.2 CONFLICTS WITH LAW. If any law, rule, or regulation applicable to any Eligible Employee prohibits the use of payroll deductions for purposes of the Plan, or if such deductions impair or hinder the operation of the Plan, an alternative method of payment approved by the Committee may be substituted for such Eligible Employee.

9.  EXERCISE OF OPTION AND PURCHASE OF SHARES.

         9.1 EXERCISE OF OPTION. Unless a Participating Employee has subsequently withdrawn from the offering pursuant to Section 12 hereof, such Participating Employee's option shall be deemed to have been automatically exercised as of the last day of the applicable Purchase Period and become on such date an irrevocable obligation to purchase shares of Common Stock in accordance with the provisions of the Plan. The number of whole and fractional shares of Celera Stock and/or Applied Biosystems Stock so purchased by each such Participating Employee shall be determined by dividing (a) the amount accumulated in such Participating Employee's account by payroll deductions with respect to the offering of such class of Common Stock by (b) the Offering Price of Celera Stock or Applied Biosystems Stock, as the case may be.

         9.2 OVERSUBSCRIPTION. In the event that, with respect to any offering hereunder, Participating Employees become entitled to purchase more shares of Celera Stock or Applied Biosystems Stock than the number of shares of such class of Common Stock then available for issuance under the Plan, the aggregate number of shares of such class of Common Stock then available shall be apportioned among Participating Employees on a pro rata basis in accordance with the number of shares of such class of Common Stock actually subscribed for by each such Participating Employee, except that subscriptions to purchase one share shall, to the extent possible, be honored in full.

10.  ISSUANCE OF SHARES.

         All full and fractional shares of Common Stock purchased by a Participating Employee under the Plan shall be issued in book entry form and credited to an account established in such Participating Employee's name at a stock brokerage or other financial services company designated by the Committee. Alternatively, the Committee may, in its sole discretion, cause the Corporation to issue a certificate to a Participating Employee for the number of whole shares of Common Stock purchased by such Participating Employee. In such event, the Corporation shall pay to such Participating Employee an amount in cash equal to any fractional share multiplied by the Fair Market Value of a share of Common Stock on the date as of which the payment is made.

11.  RIGHTS AS A STOCKHOLDER.

         No Participating Employee shall be entitled to any rights or privileges of a stockholder of the Corporation, including the right to receive any dividends which may be declared on shares of Common Stock, until such time as the full purchase price of such Participating Employee's shares has been paid and shares have been issued to or for the account of such Participating Employee in accordance with Section 10 hereof.

12.  WITHDRAWALS.

         12.1 RIGHT TO WITHDRAWAL. No later than ten (10) days prior to the end of the Purchase Period with respect to any offering, a Participating Employee may, by filing an appropriate notice with the Committee, direct the Corporation to (a) make no further deductions from his or her Compensation with respect to such offering, or (b) cancel his or her entire option under such offering. Such notice shall be irrevocable. As soon as practicable following receipt of such notice, the Corporation shall cease all payroll deductions with respect to such offering by such Participating Employee. If the employee has directed that payroll deductions be discontinued, any sums theretofore deducted in respect of the offering shall, subject to the provisions of Section 13 hereof, be retained by the Corporation until the end of the applicable Purchase Period, at which time there shall be issued to or for the account of the employee that number of whole and fractional shares which can be purchased with the sum deducted. If the employee has directed that his or her option be canceled, the Corporation shall, as soon as practicable following receipt of such notice, refund in cash, without interest, all amounts credited to the account of such employee with respect to the applicable offering.

         12.2 WAIVER OF WITHDRAWAL RIGHT. Notwithstanding the provisions of
Section 12.1 above, a Participating Employee may, at any time prior to the expiration of any Purchase Period, irrevocably elect to waive both the right to direct the Corporation to make no further deductions from such Participating Employee's Compensation with respect to any option granted hereunder and the right to cancel the entire option, which election shall be made by the filing of an appropriate notice to such effect with the Committee. Upon the filing of such a notice, such Participating Employee shall be irrevocably obligated to purchase all of the shares of Common Stock covered by the option to which such notice relates.

13.  TERMINATION OF EMPLOYMENT.

         13.1 DEATH, DISABILITY, OR RETIREMENT. In the event that the employment of a Participating Employee is terminated prior to the end of a Purchase Period because of total and permanent disability, retirement, or death, such Participating Employee or his or her legal representative, as applicable, may either:

                  (a) cancel his or her entire option with respect to such offering, in which event the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's account with respect to such offering; or

                  (b) elect to receive at the conclusion of the applicable Purchase Period that number of whole and fractional shares of Common Stock which such Participating Employee's payroll deductions actually made are sufficient to purchase.

         13.2 ELECTION. The election of a Participating Employee or his or her legal representative, as applicable, pursuant to Section 13.1 above, shall be made not later than ten (10) days prior to the end of the applicable Purchase Period. Notification of the election shall be filed in the form and manner prescribed by the Committee and, in the event that no notification has been filed within the prescribed period, the Corporation shall act in accordance with
Section 13.1(a) above.

         13.3 OTHER TERMINATION OF EMPLOYMENT. In the event that the employment of a Participating Employee is terminated for any reason other than those specified in Section 13.1 above, the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's accounts under the Plan.

         13.4 TEMPORARY ABSENCE. In the event that the payroll deductions of a Participating Employee are temporarily discontinued because of leave of absence, temporary disability, or other similar reasons, then the number of shares of Common Stock subject to purchase by such Participating Employee in any offering shall be automatically reduced to that number of whole and fractional shares which his or her aggregate payroll deductions actually made within the Purchase Period are sufficient to purchase. Notwithstanding the foregoing, such Participating Employee may make arrangements to pay to the Corporation an amount equal to the amount which was not subject to payroll deductions by reason of the temporary discontinuance thereof, and, in that event, such Participating Employee shall then be entitled to purchase the total number of shares of Common Stock for which he or she has accepted an option provided that full payment for all such shares is made not later than the last day of the applicable Purchase Period.

14.  RIGHTS NOT TRANSFERABLE.

         A Participating Employee's rights under the Plan are exercisable, during his or her lifetime, only by such Participating Employee and may not be sold, pledged, assigned, or transferred in any manner. Any attempt to sell, pledge, assign, or transfer such rights shall be void and unenforceable against the Corporation or any affiliate. After the death of a Participating Employee, such Participating Employee's rights may be transferred pursuant to the laws of descent and distribution.

15.  NO RIGHT TO CONTINUED EMPLOYMENT.

         Nothing contained in the Plan shall confer upon any employee the right to continue in the employ of the Corporation or any Subsidiary or interfere with the right of the Corporation or such Subsidiary to terminate such employee's employment at any time.

16.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Celera Stock or Applied Biosystems Stock, as the case may be, by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan and the number and class of shares under option but not yet issued under the Plan shall be adjusted in such manner as the Committee in its discretion deems appropriate.

17.  TERMINATION AND AMENDMENT OF THE PLAN.

         The Committee may terminate the Plan at any time or make such modification or amendment to the Plan as it shall deem advisable. Upon termination of the Plan, shares of Common Stock shall be issued to Participating Employees as if the end of the applicable Purchase Period were the date of termination of the Plan.

18.  GOVERNMENTAL REGULATIONS AND LISTING.

         All rights granted or to be granted to Eligible Employees under the Plan are subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for issuance under the Plan, including, without limitation, there being a current registration statement of the Corporation covering the offer of shares of Common Stock purchasable under the options on the last day of the Purchase Period applicable to such options, and if a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto. In addition, all rights are subject to the due listing of such shares of Common Stock on any securities exchange on which the Common Stock is then listed.

         Notwithstanding any other provision of the Plan, the Plan is intended to comply with all applicable provisions of Section 423 of the Code. To the extent that any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed automatically amended to the extent necessary to effect compliance with Section 423, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each option granted to an Eligible Employee under the Plan shall be deemed issued subject to the foregoing qualification.

19.  AWARDS IN FOREIGN COUNTRIES.

         The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the options made to individuals employed in such countries and to meet the objectives of the Plan.

20.  GOVERNING LAW.

         Except where, and to the extent, offers of options under the Plan to foreign employees are subject to foreign laws, the Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21.  STOCKHOLDER APPROVAL.

         The Plan shall not become effective unless and until it has been approved, in the manner prescribed by law, by the stockholders of the Corporation.

                                                     APPENDIX B TO SCHEDULE 14A
                                              FILED UNDER SCHEDULE 14A, ITEM 10


                  APPLERA CORPORATION/APPLIED BIOSYSTEMS GROUP

                            1999 STOCK INCENTIVE PLAN

                           (AS PROPOSED TO BE AMENDED)


1.  PURPOSE OF THE PLAN.

         The purpose of Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.  DEFINITIONS.

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         2.2 "AGREEMENT" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.3  "AWARD" means a Stock Award or Performance Share Award.

         2.4 "AWARD RECIPIENT" means an individual to whom an Award has been granted under the Plan.

         2.5  "BOARD OF DIRECTORS" means the Board of Directors of the
Corporation.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

         2.8 "CONTINUOUS SERVICE" means an uninterrupted chain of continuous regular employment by the Corporation or an uninterrupted chain of continuous performance of significant services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of significant services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing significant services during the period of such leave; PROVIDED, HOWEVER, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

         2.9 "DEFERRAL ACCOUNT" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to
Section 10.7 hereof.

         2.10 "DIRECTOR STOCK AWARD" means an award of shares of Stock granted pursuant to Section 10 hereof.

         2.11 "EMPLOYEE AWARD" means an Employee Stock Award or Performance Share Award.

         2.12 "EMPLOYEE STOCK AWARD" means an award of shares of Stock granted pursuant to Section 8 hereof.

         2.13 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions(or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

         2.14 "INCENTIVE STOCK OPTIONS" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

         2.15 "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors who is not an employee or officer of the Corporation.

         2.16 "NON-QUALIFIED STOCK OPTIONS" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

         2.17 "NORMAL RETIREMENT AGE" means the normal retirement age of a member of the Board as determined by the Board from time to time.

         2.18  "OPTION" means an option granted pursuant to Section 6 hereof.

         2.19 "OPTIONEE" means an individual to whom an Option has been granted under the Plan.

         2.20 "PERFORMANCE SHARE AWARD" means an award of Performance Shares granted pursuant to Section 9 hereof.

         2.21 "PERFORMANCE SHARES" means shares of Stock covered by a Performance Share Award.

         2.22 "STOCK" means the Applera Corporation - Applied Biosystems Group Common Stock, par value $.01 per share, of the Corporation.

         2.23  "STOCK AWARD" means an Employee Stock Award or Director Stock
Award.

         2.24 "STOCK UNIT" means the bookkeeping entry representing the equivalent of one share of Stock.

         2.25 "STOCK RESTRICTIONS" mean the restrictions, including performance goals, placed on a Stock Award or Performance Share Award under the Plan.

         2.26 "Ten Percent Stockholder" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation.

3.  SHARES RESERVED FOR THE PLAN.

         The aggregate number of shares of Stock available for Options and Awards under the Plan is 41,600,000, subject to adjustment in accordance with
Section 15. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

         If any Options or Awards granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4.  ADMINISTRATION OF THE PLAN.

         The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical)of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.  ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS AND AWARDS.

         Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing significant services for the Corporation. Employee Awards may be granted to any person who, at the time the Employee Award is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation. Non-Employee Directors shall not be eligible to receive Employee Awards. In determining the employees, Non-Employee Directors and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

6.  OPTIONS.

         6.1 GRANT OF OPTIONS. Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine; PROVIDED, HOWEVER, that Incentive Stock Options shall be granted only to employees of the Corporation.

         6.2 PURCHASE PRICE. The purchase price of each share of Stock covered by an Option shall be not less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

         6.3 TERM. The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

         6.4 VESTING. An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then a regular employee of the Corporation, a member of the Board of Directors, or a consultant performing significant services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing significant services for the Corporation.

         6.5 TERMINATION OF EMPLOYMENT OR SERVICES. Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death), such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

         6.6 TERMINATION OF EMPLOYMENT OR SERVICES FOR CAUSE. In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, "Cause" shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.

         6.7 RETIREMENT OR DISABILITY. Except as otherwise provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any qualified pension plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after such retirement, disability, resignation, or declining, but in no event after the expiration of the term of the Option.

         6.8 DEATH. If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement, but in no event after the expiration of the term of the Option.

7.  TERMS AND CONDITIONS APPLICABLE TO OPTIONS.

         7.1 TRANSFERABILITY. During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option to (a) a member of the Optionee's immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the Optionee's immediate family, or (c) a partnership, the partners of which consist exclusively of members of the Optionee's immediate family. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

         7.2 METHOD OF EXERCISE. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased; PROVIDED that, except as otherwise provided by the Committee, an Option may not be exercised as to fewer than 100 shares, or the remaining exercisable shares covered by the Option if fewer than 100, at any one time. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, or (d) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

         7.3 STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

         7.4 NO LOANS. Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

         7.5 CONDITIONS PRECEDENT TO EXERCISE. Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; PROVIDED, HOWEVER, that the ownership by an Optionee of 5% or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

         7.6 LIMITATIONS ON THE GRANT OF OPTIONS. No one individual may be granted an Option or Options under the Plan during any fiscal year of the Corporation for an aggregate number of shares of Stock which exceeds 10% of the total number of shares reserved for issuance under the Plan. The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least 110% of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8.  EMPLOYEE STOCK AWARDS.

         8.1 GRANT OF EMPLOYEE STOCK AWARDS. Subject to the terms of the Plan, the Committee may grant Employee Stock Awards to such employees at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Employee Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement.

         8.2 RESTRICTIONS ON EMPLOYEE STOCK AWARDS. Except as provided in the Plan, any shares of Stock subject to an Employee Stock Award with respect to which Stock Restrictions have not been satisfied shall be forfeited and all rights of the employee to such Employee Stock Award shall terminate without any payment of consideration by the Corporation. Except as set forth in Section 8.5, a recipient of an Employee Stock Award subject to Stock Restrictions shall forfeit such award in the event of the termination of his or her employment during the period the shares are subject to Stock Restrictions.

         8.3 STOCKHOLDER RIGHTS. The recipient of an Employee Stock Award shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Employee Stock Award as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Employee Stock Awards, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Employee Stock Awards remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

         8.4 NON-TRANSFERABILITY. Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to an Employee Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         8.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an Employee Stock Award.

         8.6 LIMITATIONS ON EMPLOYEE STOCK AWARDS. No employee may receive an Employee Stock Award representing more than 160,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Employee Stock Awards under the Plan shall be 320,000, subject in each case to adjustment in accordance with Section 15.


9.  PERFORMANCE SHARE AWARDS.

         9.1 GRANT OF PERFORMANCE SHARE AWARDS. Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Any such objectives and the period in which such objectives are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; PROVIDED, HOWEVER, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

         9.2 DELIVERY OF PERFORMANCE SHARES. Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

         9.3 STOCKHOLDER RIGHTS. The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest maybe accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         9.4 NON-TRANSFERABILITY. Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         9.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained; PROVIDED, HOWEVER, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause the

Performance Share Award not to qualify as performance based compensation under
Section 162(m) of the Code.

         9.6 LIMITATIONS ON PERFORMANCE SHARE AWARDS. No employee may receive Performance Share Awards representing more than 400,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Performance Share Awards under the Plan shall be 1,600,000, subject in each case to adjustment in accordance with Section 15.

10.  DIRECTOR STOCK AWARDS.

         10.1 GRANT OF DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board of Directors, each Non-Employee Director shall automatically be granted a Director Stock Award with respect to 1,200 shares of Stock, subject to adjustment in accordance with Section 15. Notwithstanding the foregoing, each Non-Employee Director first elected to the Board of Directors on a date other than the date of an annual meeting of stockholders shall be granted that number of whole shares of Stock equal to the number of shares then subject to a Director Stock Award (after giving effect to Section 10.8) multiplied by a fraction, the numerator of which shall be the number of months remaining until the anticipated date of the next annual meeting of stockholders, and the denominator of which shall be 12. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

         10.2 VESTING. Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; PROVIDED, HOWEVER, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

         10.3 FORFEITURE OF DIRECTOR STOCK AWARDS. Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

         10.4 STOCKHOLDER RIGHTS. Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; PROVIDED, HOWEVER, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

         The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to

Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

         10.5 NON-TRANSFERABILITY. Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

         10.6 TERMINATION OF SERVICE. If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

         10.7 DEFERRAL ELECTION. A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

                  (a) A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

                  (b) There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

                  (c) Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

                  (d) The number of Stock Units credited to each Non-Employee Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a 360-day year and a 91-day quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

                  (e) Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

                           (i) If a Non-Employee Director has elected to defer a
                  Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

                           (ii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

                           (iii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

                  (f) Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

                  (g) A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

                  (h) To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

                           (i) To the extent his or her Deferral Account is
                  deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

                           (ii) To the extent his or her Deferral Account has
                  been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

         10.8 LIMITATIONS ON DIRECTOR STOCK AWARDS. The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera
Corporation/Celera Genomics Group 1999

Stock Incentive Plan during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation - Celera Genomics Group Common Stock ("Celera Genomics Stock"), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Celera Genomics Stock then outstanding, as determined by the Committee. For purposes of the Plan, "Aggregate Value" shall be calculated as the Fair Market Value of a share of Stock or Celera Genomics Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Celera Genomics Stock, as the case may be, subject to the Director Stock Award, and the "Director Budgeted Amount" shall be $135,000 for the fiscal year ending June 30, 2001 and shall increase by 10% for each fiscal year thereafter.

11.  ACCELERATION UPON A CHANGE OF CONTROL.

         Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Company representing more than 25% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; PROVIDED, HOWEVER, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten
(10) day period; and, PROVIDED FURTHER, that the Committee may by further action taken prior to the end of such extended period declare (a) all Options granted hereunder and then outstanding to be immediately exercisable in full, (b) all Stock Restrictions to be immediately terminated, and (c) all performance objectives applicable to any Performance Share Award to be deemed attained; or
(ii) in the event of a Change in Control (as hereinafter defined).

         For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the combined voting power of the then outstanding Voting Securities, (b) during any two-year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b),considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12.  SHARE WITHHOLDING.

         With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

13.  NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

         Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14.  TIME OF GRANTING OPTIONS AND EMPLOYEE AWARDS.

         Nothing contained in the Plan or in any resolution adopted by the Board of Directors or the holders of Stock shall constitute the grant of any Option or Award hereunder. An Option or Award under the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Option or Award are set forth in an Agreement and delivered to the recipient, unless otherwise provided in the Agreement.

15.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations),liquidations, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16.  TERMINATION AND AMENDMENT OF THE PLAN.

         Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after March 31, 2004. The Board of Directors may at any time prior to that date terminate the Plan or make such modification or amendment to the Plan as it shall deem advisable; PROVIDED, HOWEVER, that, except as provided in Section 15, no amendment may be made without the approval by the holders of Stock (to the extent such approval would be required for an exemption under Section 16(b) of the Act which the Company wishes to have) if such amendment would (a) increase the aggregate number of shares of Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to participants under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.  AMENDMENT OF OPTIONS AND AWARDS AT THE DISCRETION OF THE COMMITTEE.

         The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; PROVIDED, HOWEVER, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, PROVIDED FURTHER, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause such Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.  GOVERNMENT REGULATIONS.

         The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.  OPTIONS AND AWARDS IN FOREIGN COUNTRIES.

         The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

20.  GOVERNING LAW.

         The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21.  STOCKHOLDER APPROVAL.

         The Plan shall become effective upon the date of adoption by the Board of Directors, subject to approval by the stockholders of the Corporation in accordance with applicable law. Unless so approved within one (1) year after the date of the adoption of the Plan by the Board of Directors, the Plan shall not be effective for any purpose. Prior to approval by the Corporation's stockholders, the Committee may grant Options and Awards under the terms of the Plan, but if stockholder approval is not obtained in the specified period, such Options and Awards shall be of no effect.

                                                     APPENDIX C TO SCHEDULE 14A
                                              FILED UNDER SCHEDULE 14A, ITEM 10


                    APPLERA CORPORATION/CELERA GENOMICS GROUP

                            1999 STOCK INCENTIVE PLAN

                           (AS PROPOSED TO BE AMENDED)


1.  PURPOSE OF THE PLAN.

         The purpose of Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.  DEFINITIONS.

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         2.2 "AGREEMENT" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.3  "AWARD" means a Stock Award or Performance Share Award.

         2.4 "AWARD RECIPIENT" means an individual to whom an Award has been granted under the Plan.

         2.5  "BOARD OF DIRECTORS" means the Board of Directors of the
Corporation.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members


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qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

         2.8 "CONTINUOUS SERVICE" means an uninterrupted chain of continuous regular employment by the Corporation or an uninterrupted chain of continuous performance of significant services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of significant services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing significant services during the period of such leave; PROVIDED, HOWEVER, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

         2.9 "DEFERRAL ACCOUNT" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to
Section 10.7 hereof.

         2.10 "DIRECTOR STOCK AWARD" means an award of shares of Stock granted pursuant to Section 10 hereof.

         2.11 "EMPLOYEE AWARD" means an Employee Stock Award or Performance Share Award.

         2.12 "EMPLOYEE STOCK AWARD" means an award of shares of Stock granted pursuant to Section 8 hereof.

         2.13 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions(or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

         2.14 "INCENTIVE STOCK OPTIONS" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

         2.15 "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors who is not an employee or officer of the Corporation.

         2.16 "NON-QUALIFIED STOCK OPTIONS" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.


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         2.17 "NORMAL RETIREMENT AGE" means the normal retirement age of a member of the Board as determined by the Board from time to time.

         2.18  "OPTION" means an option granted pursuant to Section 6 hereof.

         2.19 "OPTIONEE" means an individual to whom an Option has been granted under the Plan.

         2.20 "PERFORMANCE SHARE AWARD" means an award of Performance Shares granted pursuant to Section 9 hereof.

         2.21 "PERFORMANCE SHARES" means shares of Stock covered by a Performance Share Award.

         2.22 "STOCK" means the Applera Corporation - Celera Genomics Group Common Stock, par value $.01 per share, of the Corporation.

         2.23  "STOCK AWARD" means an Employee Stock Award or Director
Stock Award.

         2.24 "STOCK UNIT" means the bookkeeping entry representing the equivalent of one share of Stock.

         2.25 "STOCK RESTRICTIONS" mean the restrictions, including performance goals, placed on a Stock Award or Performance Share Award under the Plan.

         2.26 "TEN PERCENT STOCKHOLDER" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation.

3.  SHARES RESERVED FOR THE PLAN.

         The aggregate number of shares of Stock available for Options and Awards under the Plan is 18,700,000, subject to adjustment in accordance with
Section 15. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

         If any Options or Awards granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4.  ADMINISTRATION OF THE PLAN.


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         The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical)of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.  ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS AND AWARDS.

         Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing significant services for the Corporation. Employee Awards may be granted to any person who, at the time the Employee Award is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation. Non-Employee Directors shall not be eligible to receive Employee Awards. In determining the employees, Non-Employee Directors and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

6.  OPTIONS.

         6.1 GRANT OF OPTIONS. Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine; PROVIDED, HOWEVER, that Incentive Stock Options shall be granted only to employees of the Corporation.


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         6.2 PURCHASE PRICE. The purchase price of each share of Stock covered by an Option shall be not less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

         6.3 TERM. The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

         6.4 VESTING. An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then a regular employee of the Corporation, a member of the Board of Directors, or a consultant performing significant services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing significant services for the Corporation.

         6.5 TERMINATION OF EMPLOYMENT OR SERVICES. Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death) such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

         6.6 TERMINATION OF EMPLOYMENT OR SERVICES FOR CAUSE. In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the service of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, "Cause" shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.


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         6.7 RETIREMENT OR DISABILITY. Except as otherwise provided in the
Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any qualified pension plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after such retirement, disability, resignation, or declining, but in no event after the expiration of the term of the Option.

         6.8 DEATH. If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement, but in no event after the expiration of the term of the Option.

7.  TERMS AND CONDITIONS APPLICABLE TO OPTIONS.

         7.1 TRANSFERABILITY. During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option to (a) a member of the Optionee's immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the Optionee's immediate family, or (c) a partnership, the partners of which consist exclusively of members of the Optionee's immediate family. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

         7.2 METHOD OF EXERCISE. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased; PROVIDED that, except as otherwise provided by the Committee, an Option may not be exercised as to fewer than 100 shares, or the remaining exercisable shares covered by the Option if fewer than 100, at any one time. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months having a Fair Market Value equal


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to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, or (d) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

         7.3 STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

         7.4 NO LOANS. Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

         7.5 CONDITIONS PRECEDENT TO EXERCISE. Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; PROVIDED, HOWEVER, that the ownership by an Optionee of 5% or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

         7.6 LIMITATIONS ON THE GRANT OF OPTIONS. No one individual may be granted an Option or Options under the Plan during any fiscal year of the Corporation for an aggregate number of shares of Stock which exceeds 10% of the total number of shares reserved for issuance under the Plan; PROVIDED, HOWEVER, that during the fiscal year of the Corporation ending June 30, 1999 the Committee may grant Options to the President of the Celera Genomics Group representing up to 30% of the total number of shares reserved for issuance under the Plan. The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted)with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least 110% of the


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fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.


8.  EMPLOYEE STOCK AWARDS.

         8.1 GRANT OF EMPLOYEE STOCK AWARDS. Subject to the terms of the Plan, the Committee may grant Employee Stock Awards to such employees at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Employee Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement.

         8.2 RESTRICTIONS ON EMPLOYEE STOCK AWARDS. Except as provided in the Plan, any shares of Stock subject to an Employee Stock Award with respect to which Stock Restrictions have not been satisfied shall be forfeited and all rights of the employee to such Employee Stock Award shall terminate without any payment of consideration by the Corporation. Except as set forth in Section 8.5, a recipient of an Employee Stock Award subject to Stock Restrictions shall forfeit such award in the event of the termination of his or her employment during the period the shares are subject to Stock Restrictions.

         8.3 STOCKHOLDER RIGHTS. The recipient of an Employee Stock Award shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Employee Stock Award as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Employee Stock Awards, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Employee Stock Awards remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

         8.4 NON-TRANSFERABILITY. Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to an Employee Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         8.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and


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permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an Employee Stock Award.

         8.6 LIMITATIONS ON EMPLOYEE STOCK AWARDS. No employee may receive an Employee Stock Award representing more than 80,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Employee Stock Awards under the Plan shall be 160,000, subject in each case to adjustment in accordance with Section 15.

9.  PERFORMANCE SHARE AWARDS.

         9.1 GRANT OF PERFORMANCE SHARE AWARDS. Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Any such objectives and the period in which such objectives are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; PROVIDED, HOWEVER, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

         9.2 DELIVERY OF PERFORMANCE SHARES. Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

         9.3 STOCKHOLDER RIGHTS. The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest maybe accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         9.4 NON-TRANSFERABILITY. Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         9.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and


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permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained; PROVIDED, HOWEVER, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause the Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code.

         9.6 LIMITATIONS ON PERFORMANCE SHARE AWARDS. No employee may receive Performance Share Awards representing more than 200,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Performance Share Awards under the Plan shall be 800,000, subject in each case to adjustment in accordance with
Section 15.

10.  DIRECTOR STOCK AWARDS.

         10.1 GRANT OF DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board of Directors, each Non-Employee Director shall automatically be granted a Director Stock Award with respect to 300 shares of Stock, subject to adjustment in accordance with Section 15. Notwithstanding the foregoing, each Non-Employee Director first elected to the Board of Directors on a date other than the date of an annual meeting of stockholders shall be granted that number of whole shares of Stock equal to the number of shares then subject to a Director Stock Award (after giving effect to Section 10.8) multiplied by a fraction, the numerator of which shall be the number of months remaining until the anticipated date of the next annual meeting of stockholders, and the denominator of which shall be 12. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

         10.2 VESTING. Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; PROVIDED, HOWEVER, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

         10.3 FORFEITURE OF DIRECTOR STOCK AWARDS. Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

         10.4 STOCKHOLDER RIGHTS. Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; PROVIDED, HOWEVER, that stock


                                      -10-
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dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

         The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

         10.5 NON-TRANSFERABILITY. Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

         10.6 TERMINATION OF SERVICE. If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

         10.7 DEFERRAL ELECTION. A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

                  (a) A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

                  (b) There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.


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

                  (c) Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

                  (d) The number of Stock Units credited to each Non-Employee Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a 360-day year and a 91-day quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

                  (e) Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

                           (i) If a Non-Employee Director has elected to defer a
                  Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

                           (ii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

                           (iii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

                  (f) Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

                  (g) A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

                  (h) To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

                           (i) To the extent his or her Deferral Account is
                  deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

                           (ii) To the extent his or her Deferral Account has
                  been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

         10.8 LIMITATIONS ON DIRECTOR STOCK AWARDS. The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation - Applied Biosystems Group Common Stock ("Applied Biosystems Stock"), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Applied Biosystems Stock then outstanding, as determined by the Committee. For purposes of the Plan, "Aggregate Value" shall be calculated as the Fair Market Value of a share of Stock or Applied Biosystems Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Applied Biosystems Stock, as the case may be, subject to the Director Stock Award, and the "Director Budgeted Amount" shall be $135,000 for the fiscal year ending June 30, 2001 and shall increase by 10% for each fiscal year thereafter.

11.  ACCELERATION UPON A CHANGE OF CONTROL.

         Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Company representing more than 25% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; PROVIDED, HOWEVER, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten
(10) day period; and, PROVIDED FURTHER, that the Committee may by further action taken prior to the end of such extended period declare (a) all Options granted hereunder and then outstanding to be immediately exercisable in full, (b) all Stock Restrictions to be immediately terminated, and (c) all performance objectives applicable to any Performance Share Award to be deemed attained; or
(ii) in the event of a Change in Control (as hereinafter defined).

         For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the combined voting power of the then outstanding Voting Securities, (b) during any two-year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12.  SHARE WITHHOLDING.

         With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

13.  NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

         Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14.  TIME OF GRANTING OPTIONS AND EMPLOYEE AWARDS.

         Nothing contained in the Plan or in any resolution adopted by the Board of Directors or the holders of Stock shall constitute the grant of any Option or Award hereunder. An Option or Award under the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Option or Award are set forth in an Agreement and delivered to the recipient, unless otherwise provided in the Agreement.

15.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations),liquidations, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16.  TERMINATION AND AMENDMENT OF THE PLAN.

         Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after March 31, 2004. The Board of Directors may at any time prior to that date terminate the Plan or make such modification or amendment to the Plan as it shall deem advisable; PROVIDED, HOWEVER, that, except as provided in Section 15, no amendment may be made without the approval by the holders of Stock (to the extent such approval would be required for an exemption under Section 16(b) of the Act which the Company wishes to have) if such amendment would (a) increase the aggregate number of shares of Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to participants under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.  AMENDMENT OF OPTIONS AND AWARDS AT THE DISCRETION OF THE COMMITTEE.

         The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; PROVIDED, HOWEVER, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, PROVIDED FURTHER, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause such Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.  GOVERNMENT REGULATIONS.

         The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.  OPTIONS AND AWARDS IN FOREIGN COUNTRIES.

         The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

20.  GOVERNING LAW.

         The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21.  STOCKHOLDER APPROVAL.

         The Plan shall become effective upon the date of adoption by the Board of Directors, subject to approval by the stockholders of the Corporation in accordance with applicable law. Unless so approved within one (1) year after the date of the adoption of the Plan by the Board of Directors, the Plan shall not be effective for any purpose. Prior to approval by the Corporation's stockholders, the Committee may grant Options and Awards under the terms of the Plan, but if stockholder approval is not obtained in the specified period, such Options and Awards shall be of no effect.

                      2002 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 17, 2002
                                   9:30 A.M.

               YOU MAY VOTE BY TELEPHONE, BY INTERNET, OR BY MAIL
                       (SEE INSTRUCTIONS ON REVERSE SIDE)

                             YOUR VOTE IS IMPORTANT

                                  DETACH HERE


                                     PROXY

                              APPLERA CORPORATION

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                  MEETING OF STOCKHOLDERS ON OCTOBER 17, 2002


The undersigned stockholder(s) of Applera Corporation (the "Company") hereby appoints TONY L. WHITE, WILLIAM B. SAWCH, and THOMAS P. LIVINGSTON, and each of them, as proxy or proxies, with power of substitution to vote all shares of Applera Corporation - Applied Biosystems Group Common Stock and/or Applera Corporation - Celera Genomics Group Common Stock which the undersigned is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse hereof, by EquiServe Trust Company, under the Company's dividend reinvestment plan and by Mellon Investor Services, L.L.C. under the Company's employee stock purchase plans) at the 2002 Annual Meeting of Stockholders and at any adjournment or adjournments thereof, as indicated on the reverse side hereof, and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement for such Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4, AND 5.




SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

[APPLERA LOGO]

APPLERA CORPORATION

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

VOTE BY TELEPHONE                                       VOTE BY INTERNET
It's fast, convenient, and immediate!                   It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                    confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).


FOLLOW THESE FOUR EASY STEPS:                           FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND            1. READ THE ACCOMPANYING PROXY STATEMENT AND
   PROXY CARD.                                             PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                            2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-779-8683).                        HTTP://WWW.EPROXYVOTE.COM/ABI

3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON           3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON
   YOUR PROXY CARD ABOVE YOUR NAME.                        YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE INSTRUCTIONS PROVIDED.                    4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!                                 YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                            Go to HTTP://WWW.EPROXYVOTE.COM/ABI anytime!


DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR
INTERNET


                                  DETACH HERE

/X/     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

                                                                                                                 FOR AGAINST ABSTAIN

1. Election of Directors.                                  2. Ratification of the selection of Pricewaterhouse   / /   / /     / /
                                                              Coopers LLP as independent accountants for the
                                                              fiscal year ending June 30, 2003.

NOMINEES: (01) Richard H. Ayers, (02) Jean-Luc Belingard,  3. Approval of amendments to the Applera              / /   / /     / /
(03) Robert H. Hayes, (04) Arnold J. Levine, (05)             Corporation 1999 Employee Stock Purchase Plan.
Theodore E. Martin, (06) Carolyn W. Slayman, (07) Orin R.
Smith, (08) Georges C. St. Laurent, Jr., (09) James R.     4. Approval of amendment to the Applera              / /   / /     / /
Tobin, and (10) Tony L. White                                 Corporation/Applied Biosystems Group 1999 Stock
                                                              Incentive Plan.

     FOR                WITHHELD                           5. Approval of amendment to the Applera              / /   / /     / /
     ALL                FROM ALL                              Corporation/Celera Genomics Group 1999 Stock
   NOMINEES  / /        NOMINEES  / /                         Incentive Plan.


/ /                                                               MARK HERE FOR                MARK HERE IF
   ----------------------------------------                       ADDRESS CHANGE            YOU PLAN TO ATTEND
    For all nominees except as noted above                       AND NOTE AT LEFT  / /        THE MEETING               / /

                                                             MARK HERE TO DISCONTINUE MAILING ANNUAL REPORT ON THIS
                                                                        ACCOUNT (FOR MULTIPLE ACCOUNTS ONLY)            / /

                                                             PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS
                                                             ATTORNEY, EXECUTOR, TRUSTEE, OR IN A REPRESENTATIVE
                                                             CAPACITY, SIGN NAME AND TITLE.

Signature: __________________________ Date: ____________ Signature: ___________________________ Date: __________